UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 33-49552

CITIFUNDS INSTITUTIONAL TRUST
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  AUGUST 31
Date of reporting period: AUGUST 31, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

Annual Report

CitiSM Institutional Liquid Reserves August 31, 2004

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

T A B L E O F C O N T E N T S

Letter from the Chairman	1

Manager Overview	3

Fund Facts	5

Portfolio at a Glance—Liquid Reserves Portfolio	6

Fund Expenses	7

Fund Performance	9

Citi Institutional Liquid Reserves

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	20

Additional Information	21

Liquid Reserves Portfolio

Schedule of Investments	27

Statement of Assets and Liabilities	30

Statement of Operations	31

Statements of Changes in Net Assets	32

Financial Highlights	33

Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	38

Additional Information	39

L E T T E R   F R O M   T H E   C H A I R M A N

Dear Shareholder,

The Federal Reserve Bank’s (“Fed”) monetary policy committee pushed short-term interest rates higher over the 12 months ending August 31, 2004. It raised its federal funds rate[i] target from a four-decade low of 1.00% at the start of the period to 1.25% in June, and to 1.50% in August. The Fed further increased the target rate by an additional 0.25% to 1.75% on September 21, 2004, following the end of the fund’s reporting period. Rising interest rates can act as a brake on robust economic growth, helping to maintain a balance between that growth and the inflation that generally can accompany it.

Inflation and job growth picked up during the year. Earlier in the period, the rate of gross domestic product (“GDP”)ii growth rose significantly from its levels in early 2003.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Although GDP growth tapered off toward the end of the period versus prior levels within the past year, it remained above its quarterly rate during the first half of last year. Money market yields fluctuated during the fund’s fiscal year.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions and have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, a former employee and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds.

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Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 21, 2004

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M A N A G E R   O V E R V I E W

Performance Review

As of August 31, 2004, the seven-day current yield for Citi Institutional Liquid Reserves Class A shares was 1.43% and its seven-day effective yield, which reflects compounding, was 1.44% .

Both yields include a voluntary waiver of the management fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the Class A shares’seven-day current yield would have been 1.21% and the seven-day effective yield would have been 1.22% . The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

KEVIN KENNEDY Portfolio Manager

Please note that the performance represents past performance and is no guarantee of future results and yields will vary. In addition, your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

When the period began, evidence of an improved economy was already unfolding. However, market participants believed the Fed’s policymaking committee would maintain its target interest rate at low levels to help sustain the recovery. This policy

CITISM INSTITUTIONAL LIQUID RESERVES
YIELDS AS OF AUGUST 31, 2004 (Unaudited)

	Seven Day	Seven Day
	Current Yield	Effective Yield

Citi Institutional Liquid Reserves Class A	1.43%	1.44%
Citi Institutional Liquid Reserves SVB
Institutional Shares	1.39%	1.40%
Citi Institutional Liquid Reserves SVB
Liquid Shares	1.03%	1.03%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed may be worth more or less than their original cost. The fund’s yields will vary and performance of other share classes may differ. Please note that your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

All yields include a voluntary waiver of the management fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the Class A shares’ seven-day current yield would have been 1.21% and its seven-day effective yield would have been 1.22% . If the full management fee had been included, the SVB Institutional shares’ seven-day current yield would have been 1.21% and its seven-day effective yield would have been 1.22% . If the full management fee had been included, the SVB Liquid shares’ seven-day current yield would have been 0.86% and its seven-day effective yield would have been 0.86% .

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stance would help forestall potential deflationary forces as well as keep money market yields near their lows.

In early 2004, broader-based economic indicators continued to reflect a favorable overall outlook though geopolitical concerns remained at the forefront of the U.S. political agenda and added an element of uncertainty to the fixed income markets. Short-term interest rates steadied and the Federal Reserve remained “patient in removing its policy accommodation.”iii Treasury prices benefited from both the Fed’s restraint in raising rates and from demand by foreign central banks.

As the year progressed, rising corporate profits and improved balanced sheets set the groundwork for a sustained recovery. Renewed corporate and consumer spending led to robust output growth and encouraged businesses to hire additional workers. Both consumer and producer prices started to inch higher and earlier fears of deflation slowly began to subside. Strong domestic and global demand also put additional upward pressure on commodity prices. Against this backdrop Fed monetary policy was seen as highly accommodative and would need to start moving to a more neutral setting. Recently, Treasury bill yields have moved higher as the recovery has progressed. Supply remains ample, offering investors the opportunity to buy short paper in anticipation of more attractive rates ahead.

In response to the strong economic growth, and in anticipation of the Federal Reserve moving to a more neutral policy, we maintained a cautious maturity stance in the fund. The Fed raised its target for the federal funds rate by 0.25% to 1.25% in June and to 1.50% in August as a countermeasure to the resilient strength of the economy. These were the first rate increases in over four years and were widely anticipated by market participants. The Fed indicated that going forward rates would need to rise at a “measured pace.” At their September meeting, the Fed again raised interest rates by 0.25% to 1.75% forecasting that the recent softness in the economy was temporary in nature.

Thank you for your investment in CitiSM Institutional Liquid Reserves. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Kevin Kennedy
Portfolio Manager

September 21, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice.Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

i	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

ii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

iii	Federal Reserve Board (FOMC Statement) March 16, 2004.

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F U N D   F A C T S

Fund Objective

To provide its shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

Investment Manager	Dividends
Citi Fund Management Inc.	Declared daily, paid monthly

Commencement of Operations	Benchmark*
Class A Shares: October 2, 1992	• iMoneyNet, Inc. 1st Tier Institutional
SVB Liquid Reserve Shares:	Taxable Money Market
April 24, 2000	Funds Average
SVB Institutional Liquid Reserves
Shares: June 5, 2001

Net Assets as of 8/31/04
Class A shares: $17,848.5 million
SVB Liquid Reserves
shares: $212.6 million
SVB Institutional Liquid Reserves
shares: $2,484.7 million

*	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Citi is a service mark of Citicorp.

5

L I Q U I D   R E S E R V E S   P O R T F O L I O

PORTFOLIO AT A GLANCE (Unaudited)

Investment Breakdown†

February 29, 2004

August 31, 2004

† As a percentage of total investments. Please note that Portfolio holdings are subject to change.

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F U N D   E X P E N S E S (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on March 1, 2004 and held for the six months ended August 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

		Beginning	Ending	Annualized	Expenses
	Actual	Account	Account	Expense	Paid During
	Total Return(2)	Value	Value	Ratio	the Period(3)

Class A	0.54%	$1,000.00	$1,005.40	0.15%	$0.76

SVB Liquid Reserves
Shares	0.34%	$1,000.00	$1,003.40	0.55%	$2.77

SVB Institutional Liquid
Shares	0.52%	$1,000.00	$1,005.20	0.19%	$0.96

(1)	For the six months ended August 31, 2004.

(2)	Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.

(3)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

7

F U N D   E X P E N S E S (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,024.38	0.15%	$0.76

SVB Liquid Reserves
Shares	5.00%	$1,000.00	$1,022.37	0.55%	$2.80

SVB Institutional Liquid
Shares	5.00%	$1,000.00	$1,024.18	0.19%	$0.97

(1)	For the six months ended August 31, 2004.

(2)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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F U N D   P E R F O R M A N C E
Total Returns (Unaudited)

	One	Five	Ten	Since
All Periods Ended August 31, 2004	Year	Years*	Years	Inception*

Citi Institutional Liquid Reserves Class A	1.03%	3.23%	4.40%	4.25	%#
SVB Liquid Reserves Shares	0.63%	N/A	N/A	2.45	%##
SVB Institutional Liquid Reserves Shares	1.00%	N/A	N/A	1.68	%###
iMoneyNet, Inc. 1st Tier Institutional Taxable
Money Market Funds Average	0.77%	2.96%	4.18%	4.00	%†

* Average Annual Total Return #	Commencement of Operations 10/2/92
† From 9/30/92 ##	Commencement of Operations 4/24/00
###	Commencement of Operations 6/5/01

			SVB
		SVB Liquid	Institutional
7-Day Yields	Class A	Reserves	Liquid Reserves

Annualized Current	1.43%	1.03%	1.39%
Effective	1.44%	1.03%	1.40%

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Comparison of 7-Day Yields for Citi Institutional Liquid Reserves Class A vs. iMoneyNet, Inc. 1st Tier Institutional Taxable Money Market Funds Average

As illustrated, Citi Institutional Liquid Reserves Class A generally provided an annualized seven-day yield that was greater than the iMoneyNet, Inc. 1st Tier Institutional Taxable Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund Report™, for the one-year period.

Note: Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual Fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund’s returns and yields would have been lower.

9

Citi Institutional Liquid Reserves
S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S

August 31, 2004

ASSETS:
Investment in Liquid Reserves Portfolio, at value (Note 1A)	$20,552,086,076
Receivable for shares of beneficial interest sold	8,757
Prepaid registration	31,351

Total Assets	20,552,126,184

LIABILITIES:
Dividends payable	4,327,004
Management fee payable (Note 3)	845,715
Distribution/Service fees payable (Note 4)	155,808
Accrued expenses and other liabilities	1,014,677

Total Liabilities	6,343,204

Total Net Assets	$20,545,782,980

NET ASSETS:
Par value of shares of beneficial interest
($0.00001 par value, unlimited shares authorized)	$205,458
Capital paid in excess of par value	20,545,577,522

Total Net Assets	$20,545,782,980

Class A Shares:
Net Asset Value, Offering Price and Redemption Price Per Share
($17,848,526,421 ÷ 17,848,526,421 shares outstanding)	$1.00

SVB Liquid Reserves Shares:
Net Asset Value, Offering Price and Redemption Price Per Share
($212,610,280 ÷ 212,610,280 shares outstanding)	$1.00

SVB Institutional Liquid Reserves Shares:
Net Asset Value, Offering Price and Redemption Price Per Share
($2,484,646,279 ÷ 2,484,64 6,279 shares outstanding)	$1.00

See Notes to Financial Statements.

10

Citi Institutional Liquid Reserves
S T A T E M E N T O F O P E R A T I O N S

For the Year Ended August 31, 2004

INVESTMENT INCOME:
Income from Liquid Reserves Portfolio	$275,867,334
Allocated net expenses from Liquid Reserves Portfolio	(23,522,626)

Total Investment Income		$252,344,708

EXPENSES:
Distribution/Service fees (Note 4)	24,411,681
Management fee (Note 3)	23,499,612
Transfer agency services	750,982
Trustees’ fees	668,652
Audit and legal	246,448
Shareholder communications	97,521
Blue Sky fees	49,495
Custody and fund accounting fees	17,617
Other	57,704

Total Expenses	49,799,712
Less: Management and Distributor fee waived (Notes 3 and 4)	(34,800,850)

Net Expenses		14,998,862

Net Investment Income		237,345,846
Net Realized Gain on Investments From Liquid Reserves Portfolio		2,065,211

Increase in Net Assets From Operations		$239,411,057

See Notes to Financial Statements.

11

Citi Institutional Liquid Reserves
S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S

Years Ended August 31,

2004		2003

OPERATIONS:
Net investment income	$237,345,846	$377,518,689
Net realized gain	2,065,211	—

Increase in Net Assets From Operations	239,411,057	377,518,689

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(237,345,846)	(377,518,689)
Net realized gain	(2,065,211)	—

Decrease in Net Assets From Distributions
to Shareholders	(239,411,057)	(377,518,689)

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST AT NET ASSET
VALUE OF $1.00 PER SHARE (NOTE 5):
Class A Shares:
Net proceeds from sale of shares	202,796,609,390	236,359,444,481
Net asset value of shares issued for reinvestment
of distributions	157,798,751	223,730,567
Cost of shares repurchased	(207,762,263,248)	(241,761,304,114)

Total Class A Shares	(4,807,855,107)	(5,178,129,066)

SVB Liquid Reserves Shares:
Net proceeds from sale of shares	381,572,030	330,055,296
Net asset value of shares issued for reinvestment
of distributions	1,618,227	3,412,521
Cost of shares repurchased	(456,396,761)	(538,271,174)

Total SVB Liquid Reserves Shares	(73,206,504)	(204,803,357)

SVB Institutional Liquid Reserves Shares:
Net proceeds from sale of shares	3,196,736,206	1,711,834,916
Net asset value of shares issued for reinvestment
of distributions	23,495,159	30,459,389
Cost of shares repurchased	(2,916,043,827)	(2,360,336,117)

Total SVB Institutional Liquid Reserves Shares	304,187,538	(618,041,812)

Decrease in Net Assets From Transactions in
Shares of Beneficial Interest	(4,576,874,073)	(6,000,974,235)

NET ASSETS:
Beginning of year	25,122,657,053	31,123,631,288

End of year	20,545,782,980	25,122,657,053

See Notes to Financial Statements.

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Citi Institutional Liquid Reserves
F I N A N C I A L H I G H L I G H T S

	Class A

	Years Ended August 31,

	2004	2003	2002	2001	2000

Net Asset Value,
Beginning of Year	$1.00000	$1.00000	$1.00000	$1.00000	$1.00000
Net investment income	0.01028 #	0.01299	0.02236	0.05459	0.05890
Distributions from net
investment income	(0.01028)#	(0.01299)	(0.02236)	(0.05459)	(0.05890)

Net Asset Value, End of Year	$1.00000	$1.00000	$1.00000	$1.00000	$1.00000

Ratios/Supplemental Data:
Net Assets, End of Year
(000’s omitted)	$17,848,527	$22,656,382	$27,834,511	$18,777,220	$5,788,233
Ratios to Average Net Assets:
Expenses†	0.16%	0.18%	0.20%	0.20%	0.16%
Net investment income†	1.03%	1.32%	2.18%	5.10%	5.87%
Total Return	1.03%	1.31%	2.26%	5.60%	6.05%

Note: If the Manager of the Fund and Manager of Liquid Reserves Portfolio had not voluntarily waived all or a portion of their fees during the period indicated, the net investment income per share and the ratios would have been as follows:

Net Investment Income
Per Share	$0.00765 #	$0.01074	$0.02007	$0.05169	$0.05271
Ratios to Average Net Assets:
Expenses†	0.38%	0.38%	0.43%	0.63%	0.78%
Net investment income†	0.81%	1.12%	1.95%	4.67%	5.25%

† Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.
# Includes $0.00009 of short-term gains.

See Notes to Financial Statements.

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Citi Institutional Liquid Reserves
F I N A N C I A L H I G H L I G H T S (Continued)

	SVB Securities Liquid Reserves Shares

	Years Ended August 31,				For the Period
					April 24, 2000† to
	2004	2003	2002	2001	August 31, 2000

Net Asset Value,
Beginning of Year	$1.00000	$1.00000	$1.00000	$1.00000	$1.00000
Net investment income
and net realized gain	0.00631 #	0.00900	0.01837	0.05078	0.02120
Distributions from net
investment income and
net realized gain	(0.00631)#	(0.00900)	(0.01837)	(0.05078)	(0.02120)

Net Asset Value, End of Year	$1.00000	$1.00000	$1.00000	$1.00000	$1.00000

Ratios/Supplemental Data:
Net Assets, End of Year
(000’s omitted)	$212,610	$285,817	$490,620	$1,417,159	$124,416
Ratios to Average
Net Assets:
Expenses‡	0.56%	0.58%	0.60%	0.59%	0.66	%*
Net investment income‡	0.62%	0.94%	1.97%	4.71%	5.35	%*
Total Return	0.63%	0.91%	1.86%	5.20%	2.14	%**

Note: If the Manager of the Fund and Manager of Liquid Reserves Portfolio had not voluntarily waived all or a portion of their fees during the period indicated, the net investment income per share and the ratios would have been as follows:

Net Investment Income
Per Share	$0.00416 #	$0.00693	$0.01568	$0.04948	$0.02039
Ratios to Average Net Assets:
Expenses‡	0.73%	0.73%	0.75%	1.02%	1.28	%*
Net investment income‡	0.45%	0.79%	1.82%	4.28%	4.73	%*

†	Commencement of operations.
‡	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.
#	Includes $0.00009 of short-term capital gains.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.

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Citi Institutional Liquid Reserves
F I N A N C I A L H I G H L I G H T S (Continued)

	SVB Securities Institutional Liquid Reserves Shares

	Year Ended August 31,			For the Period
				June 5, 2001† to
	2004	2003	2002	August 31, 2001

Net Asset Value,
Beginning of Year	$1.00000	$1.00000	$1.00000	$1.00000
Net investment income
and net realized gain	0.00991 #	0.01259	0.02200	0.00955
Distributions from net
investment income and
net realized gain	(0.00991)#	(0.01259)	(0.02200)	(0.00955)

Net Asset Value, End of Year	$1.00000	$1.00000	$1.00000	$1.00000

Ratios/Supplemental Data:
Net Assets, End of Year
(000’s omitted)	$2,484,646	$2,180,459	$2,798,501	$1,087,535
Ratios to Average
Net Assets:
Expenses‡	0.20%	0.22%	0.24%	0.24	%*
Net investment income‡	0.99%	1.28%	2.11%	5.06	%*
Total Return	1.00%	1.27%	2.22%	0.96	%**##

Note: If the Manager of the Fund and Manager of Liquid Reserves Portfolio had not voluntarily waived all or a portion of their fees during the period indicated, the net investment income per share and the ratios would have been as follows:

Net Investment Income
Per Share	$0.00814 #	$0.01088	$0.02078	$0.00884
Ratios to Average Net Assets:
Expenses‡	0.38%	0.38%	0.40%	0.59	%*
Net investment income‡	0.81%	1.12%	1.95%	4.71	%*

†	Commencement of operations.
‡	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.
#	Includes $0.00008 of short-term gains.
##	The total return of 4.08% was previously reported incorrectly using an annualized basis.The restated total return of 0.96% is presented on a non-annualized basis.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.

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Citi Institutional Liquid Reserves
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

1. Organization and Significant Accounting Policies

Citi Institutional Liquid Reserves (the “Fund”) is a separate diversified series of CitiFunds Institutional Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Liquid Reserves Portfolio (the “Portfolio”), formerly known as Cash Reserves Portfolio, a management investment company for which Citi Fund Management Inc. (the “Manager”) serves as Investment Manager. The value of the investment reflects the Fund’s proportionate interest (54.7% at August 31, 2004) in the net assets of the Portfolio. Citigroup Global Markets Inc. (“CGM”) is the Fund’s Distributor (the “Distributor”). Citicorp Trust Bank, fsb (“CTB”), a subsidiary of Citigroup, acts as the Fund’s transfer agent.

The Fund offers Class A shares, SVB Liquid Reserves shares, and SVB Institutional Liquid Reserves shares. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to the class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the assets of the Fund, if the Fund were liquidated.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with GAAP:

     A. Investment Valuation. Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

     B. Investment Income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

     C. Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies, including Subchapter M, and to distribute to shareholders all of its taxable income. Accordingly, no provision for federal income or excise tax is necessary.

     D. Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more Funds in the series are allocated in proportion to the average net assets of each fund, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of

16

Citi Institutional Liquid Reserves
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (Continued)

the Fund’s investment in the Portfolio. Expenses of the Fund directly attributable to a specific class are charged directly to that class. Investment income, realized gains and losses and expenses, other than class specific expenses are allocated daily to each class of share in proportion to the average net asset of each class.

     E. Method of Allocation. All the net investment income of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

2. Dividends

The net income of the Fund is determined once daily, as of 3:00 p.m. Eastern Time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the Shareholder Servicing Agent) on or prior to the last business day of the month.

3. Management Fees

The management fees are computed at an annual rate of 0.10% of the Fund’s average daily net assets. The management fees paid to the Manager amounted to $23,499,612, of which $12,379,803 was voluntarily waived for the year ended August 31, 2004. Such waiver is voluntary and can be terminated at any time at the discretion of the Manager. The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

4. Distribution/Service Fees

The Fund adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act. The Service Plan allows the Fund to pay monthly fees at an annual rate not to exceed 0.10% of the average daily net assets for represented by Class A and SVB Securities Institutional Liquid Reserves shares and 0.45% of average daily net assets for SVB Securities Liquid Reserve shares. The Service fees paid amounted to $20,868,348 for Class A, all of which were voluntarily waived, $1,172,661 for SVB Securities Liquid Reserves shares, of which $130,296 were voluntarily waived and $2,370,672 for SVB Securities Institutional Liquid Reserves shares, of which $1,422,403 were voluntarily waived for the year ended August 31, 2004. Such waiver is voluntary and may be terminated at any time, at the discretion of the Manager. These fees may be used to make payments to the Distributor and to Service Agents or others as compensation for the sale of Fund shares or for advertising, marketing or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund may also make payments to the Distributor and others for providing personal service or the maintenance of shareholder accounts.

5. Shares Of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

17

Citi Institutional Liquid Reserves
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (Continued)

6. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2004	2003

Ordinary income	$239,411,057	$377,518,689

As of August 31, 2004, there were no significant differences between the book and tax components of net assets.

7. Trustee Retirement Plan

The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Three former Trustees are currently receiving payments under the plan. In addition two other former Trustees received a lump sum payment under the plan during this period. The Fund’s allocable share of the expenses of the Plan for the year ended August 31, 2004 and the related liability at August 31, 2004 was not material.

8. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor’s business was later taken over by PFPC Inc., and at that time the rev-

18

Citi Institutional Liquid Reserves
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (Continued)

enue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

19

Citi Institutional Liquid Reserves
R E P O R T   O F   I N D E P E N D E N T   R E G I S T E R E D   P U B L I C
A C C O U N T I N G   F I R M

To the Trustees of CitiFunds Institutional Trust (the Trust)
and the Shareholders of Citi Institutional Liquid Reserves:

     In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights, after the restatement described in the footnotes to the financial highlights, present fairly, in all material respects, the financial position of Citi Institutional Liquid Reserves (the “Fund”), a series of CitiFunds Institutional Trust, at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 22, 2004

20

Citi Institutional Liquid Reserves
A D D I T I O N A L   I N F O R M A T I O N (Unaudited)

Information about Trustees and Officers The business and affairs of the Citi Institutional Liquid Reserves (the “Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling 1-800-451-2010.

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

NON-INTERESTED
TRUSTEES:
Elliott J. Berv	Trustee	Since 2001	President and Chief Operations	36	Board
c/o R. Jay Gerken			Officer, Landmark City (real		Member,
Citigroup Asset			estate development) (since		American
Management (“CAM”)			2002); Executive Vice		Identity Corp.
399 Park Avenue			President and Chief Operations		(doing
New York, NY 10022			Officer, DigiGym Systems		business as
Age 61			(on-line personal training		Morpheus
			systems) (since 2001); Chief		Technologies)
			Executive Officer, Rocket City		(biometric
			Enterprises (internet service		information
			company) (from 2000 to		management)
			2001); President, Catalyst		(since 2001;
			(consulting) (since 1984).		consultant
since 1999);
Director,
Lapoint
Industries
(industrial fil-
ter company)
(since 2002);
Director,
Alzheimer’s
Association
(New England
Chapter)
(since 1998).
Donald M. Carlton	Trustee	Since 2001	Consultant, URS Corporation	31	Director,
c/o R. Jay Gerken			(engineering) (since 1999);		American
CAM			former Chief Executive Officer,		Electric Power
399 Park Avenue			Radian International LLC		(electric
New York, NY 10022			(engineering) (from 1996 to		utility) (since
Age 67			1998), Member of Management		1999);
			Committee, Signature Science		Director,
			(research and development)		Valero Energy
			(since 2000).		(petroleum
refining)
(since 1999);
Director,
National
Instruments
Corp. tech-
nology) (since
1994).

21

Citi Institutional Liquid Reserves
A D D I T I O N A L   I N F O R M A T I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

A. Benton Cocanougher	Trustee	Since 2001	Interim Chancellor, Texas	31	Former Direc-
c/o R. Jay Gerken			A&M University System		tor, Randall’s
CAM			(since 2003); former Special		Food Markets,
399 Park Avenue			Advisor to the President, Texas		Inc. (from
New York, NY 10022			A&M University (2002-2003);		1990 to 1999);
Age 66			former Dean Emeritus and		former Direc-
			Wiley Professor, Texas A&M		tor, First
			University (since 2001);		American
			former Dean and Professor of		Bank and
			Marketing, College and		Savings Bank
			Graduate School of Business		(from 1994 to
			of Texas A & M University		1999).
(from 1987 to 2001).
Mark T. Finn	Trustee	Since 2001	Adjunct Professor, College of	36	None
c/o R. Jay Gerken			William & Mary (since 2002);
CAM			Principal/member, Balvan
399 Park Avenue			Partners (investment manage-
New York, NY 10022			ment) (since 2002); Chair-
Age 61			man, Chief Executive Officer
and Owner, Vantage Consult-
ing Group, Inc. (investment
advisory and consulting firm)
(since 1988); former Vice
Chairman and Chief Operating
Officer, Lindner Asset Man-
agement Company (mutual
fund company) (1999 to 2001);
former President and Director,
Delta Financial, Inc. (invest-
ment advisory firm) (from
1983 to 1999); former General
Partner and Shareholder,
Greenwich Ventures, LLC
(investment partnership) (1996
to 2001); former President,
Secretary and Owner, Phoenix
Trading Co. (commodity
trading advisory firm) (from
1997 to 2000).

22

Citi Institutional Liquid Reserves
A D D I T I O N A L   I N F O R M A T I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

Stephen Randolph Gross	Trustee	Since 2001	Partner, Capital Investment	31	Director,
c/o R. Jay Gerken			Advisory Partners (consulting)		United Telesis,
CAM			(since January 2000); former		Inc. (telecom-
399 Park Avenue			Chief Operations Officer,		munications)
New York, NY 10022			General Media Communications		(since 1997);
Age 57			(from March 2003 to August		Director,
			2003); former Managing		eBank.com,
			Director, Fountainhead		Inc. (since
			Ventures, LLC (consulting)		1997); Direc-
			(from 1998 to 2002); former		tor, Andersen
			Secretary, Carint N.A.		Calhoun, Inc.
			(manufacturing) (1988-2002);		(assisted
			former Treasurer, Hank Aaron		living) (since
			Enterprises (fast food franchise)		1987); former
			(from 1985 to 2001); Chairman,		Director,
			Gross, Collins PCHLB		Charter Bank,
			(accounting firm) (since 1979);		Inc. (from
			Treasurer, Coventry Limited,		1987 to 1997);
			Inc. (since 1985).		former Direc
tor, Yu Save,
Inc. (internet
company)
(from 1998 to
2000); former
Director, Hot-
palm, Inc.
(wireless
applications)
(from 1998 to
2000).
Diana R. Harrington	Trustee	Since 1992	Professor, Babson College	36	None
c/o R. Jay Gerken			(since 1993).
CAM
399 Park Avenue
New York, NY 10022
Age 64
Susan B. Kerley	Trustee	Since 1992	Consultant, Strategic	36	Director,
c/o R. Jay Gerken			Management Advisors,		Eclipse Funds
CAM			LLC (investment consulting)		(currently
399 Park Avenue			(since 1990).		supervises 12
New York, NY10022					investment
Age 53					companies
in fund com-
plex) (since
1990).

23

Citi Institutional Liquid Reserves
A D D I T I O N A L   I N F O R M A T I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

Alan G. Merten	Trustee	Since 2001	President, George Mason	31	Former
c/o R. Jay Gerken			University (since 1996).		Director,
CAM					Comshare, Inc.
399 Park Avenue					(information
New York, NY 10022					technology)
Age 63					(from 1985 to
2003); Direc-
tor, Digital
Net Holdings,
Inc. (since
2003).
R. Richardson Pettit	Trustee	Since 2001	Professor of Finance,	31	None
c/o R. Jay Gerken			University of Houston
CAM			(from 1977 to 2002);
399 Park Avenue			independent consultant
New York, NY 10022			(since 1984).
Age 62
INTERESTED
TRUSTEE:
R. Jay Gerken, CFA*	Chairman,	Since 2002	Managing Director of	Chairman	N/A
CAM	President,		Citigroup Global Markets	of the
399 Park Avenue	and Chief		(“CGM”) (since 1996);	Board,
New York, NY 10022	Executive		Chairman, President, and	Trustee or
Age 53	Officer		Chief Executive Officer of	Director
			Smith Barney Fund	of 220
Management LLC (“SBFM”),
Travelers Investment
Advisers, Inc. (“TIA”) and
Citi Fund Management Inc.
(“CFM”); President and Chief
Executive Officer of certain
mutual funds associated with
Citigroup Inc. (“Citigroup”);
formerly, Portfolio Manager
of Smith Barney Allocation
Series Inc. (from 1996 to
2001) and Smith Barney
Growth and Income Fund
(from 1996 to 2000).

24

Citi Institutional Liquid Reserves
A D D I T I O N A L   I N F O R M A T I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

OFFICERS:
Andrew B. Shoup	Senior	Since 2003	Director of CAM; Chief	N/A	N/A
CAM	Vice		Administrative Officer of
125 Broad Street	President		mutual funds associated with
New York, NY 10004	and		Citigroup; Head of
Age 47	Chief		International Funds
	Adminis-		Administration of CAM (from
	trative		2001 to 2003); Director of
	Officer		Global Funds Administration
of CAM (from 2000 to 2001);
Head of U.S. Citibank Funds
Administration of CAM
(from 1998 to 2000).
Frances M. Guggino	Chief	Since 2004	Vice President of CGM;	N/A	N/A
CAM	Financial		Chief Financial Officer and
125 Broad Street	Officer		Treasurer of certain mutual
New York, NY 10004	and		funds associated with
Age 46	Treasurer		Citigroup; Controller of
certain mutual funds
associated with Citigroup
(from 2002 to 2004).
Andrew Beagley	Chief Anti- Since 2002		Director of CGM (since 2000);	N/A	N/A
CAM	Money		Director of Compliance, North
399 Park Avenue	Laundering		America, CAM (since 2000);
4th Floor	Compliance		Chief Anti-Money Laundering
New York, NY 10022	Officer		Compliance Officer, Chief
Age 40			Compliance Officer and Vice
	Chief	Since 2004	President of certain mutual
	Compliance		funds associated with Citigroup;
	Officer		Director of Compliance, Europe,
the Middle East and Africa,
Citigroup Asset Management
(from 1999 to 2000); Com-
pliance Officer, Salomon
Brothers Asset Management
Limited, Smith Barney Global
Capital Management Inc.,
Salomon Brothers Asset
Management Asia Pacific
Limited (from 1997 to 1999).
Wendy S. Setnicka	Controller	Since 2004	Vice President of CGM;	N/A	N/A
CAM			Controller of certain mutual
125 Broad Street			funds associated with
New York, NY 10004			Citigroup; Assistant Controller
Age 40			of CAM (from 2002 to 2004).

25

Citi Institutional Liquid Reserves
A D D I T I O N A L I N F O R M AT I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

OFFICERS:
Robert I. Frenkel	Secretary	Since 2000	Managing Director and	N/A	N/A
CAM	Chief	Since 2003	General Counsel, Global
300 First Stamford Place	Legal		Mutual Funds for CAM (since
Stamford, CT 06902	Officer		1994); Secretary of certain
Age 48			mutual funds associated
with Citigroup; Chief Legal
Officer of mutual funds
associated with Citigroup Inc.

*	Mr. Gerken is a Trustee who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Manager and certain of its affiliates.

26

Liquid Reserves Portfolio
S C H E D U L E O F I N V E S T M E N T S	August 31, 2004

	Principal
	Amount
Issuer	(000’s omitted)	Value

Asset Backed — 4.8%

Blue Heron Financial
Corp.,*
1.63% due 10/15/04	$500,000	$500,000,000
1.63% due 12/17/04	175,000	175,000,000
1.64% due 3/18/05	200,000	200,000,000
1.63% due 5/18/05	438,750	438,750,000
Restructured Asset
Securitization,*
1.61% due 12/22/04	500,000	500,000,000

		1,813,750,000

Certificates of Deposit (Domestic) — 3.1%

Harris Trust & Savings,
1.71% due 12/27/04	193,000	193,000,000
Washington Mutual Fin. Corp.,
1.65% due 11/12/04	300,000	300,017,124
Wells Fargo Bank and Co.,
1.52% due 9/8/04	400,000	400,000,000
1.53% due 9/15/04	269,000	269,000,000

		1,162,017,124

Certificates of Deposit (Euro) — 9.3%

Barclays Bank PLC,
1.11% due 9/9/04	100,000	100,000,110
BNP Paribas,
1.75% due 12/31/04	450,000	450,000,000
1.80% due 2/11/05	500,000	500,000,000
Credit Agricole SA,
1.07% due 9/21/04	100,000	99,999,442
Credit Lyonnais SA,
1.09% due 9/20/04	395,000	395,001,037
Depfa Bank PLC,
1.50% due 9/21/04	200,000	200,000,000
Fortis Bank,
1.51% due 9/7/04	500,000	500,000,000
HBOS Treasury
Services PLC,
1.49% due 9/21/04	750,000	750,000,000
Nationwide Building
Society,
1.09% due 9/9/04	100,000	100,000,215
UBS AG,
1.75% due 12/31/04	150,000	150,000,000
Unicredito Italiano SPA,
1.08% due 9/20/04	250,000	250,000,000

		3,495,000,804

Certificates of Deposit (Yankee) — 6.9%

Caylon,
1.78% due 12/28/04	133,900	133,900,000
1.70% due 12/30/04	500,000	500,000,000
1.75% due 12/31/04	150,000	150,000,000
Credit Suisse First
Boston USA,
1.71% due 12/31/04	$300,000	$300,000,000
1.75% due 12/31/04	400,000	400,006,669
Deutsche Bank AG,
1.73% due 12/30/04	200,000	199,972,792
HBOS Treasury
Services PLC,
1.08% due 9/27/04	300,000	300,000,000
1.73% due 12/31/04	300,000	300,000,000
Toronto Dominion
Bank,
1.53% due 9/13/04	200,000	200,000,000
Unicredito Italiano SPA,
1.56% due 10/6/04	100,000	100,005,327

		2,583,884,788

Commercial Paper — 36.7%

Amstel Funding Corp.,
1.08% due 9/16/04	200,000	199,910,417
1.77% due 2/1/05	588,310	583,884,438
Atlantis One
Funding Corp.,
1.07% due 9/1/04	154,189	154,189,000
1.78% due 12/8/04	104,452	103,945,872
1.80% due 12/15/04	100,000	99,475,000
Atomium Funding
Corp.,
1.09% due 9/2/04	49,290	49,288,508
1.09% due 9/8/04	21,123	21,118,523
1.11% due 9/17/04	113,696	113,640,163
1.56% due 9/22/04	100,161	100,069,853
1.55% due 10/5/04	80,113	79,995,723
Banco Santander,
1.55% due 9/22/04	88,483	88,402,997
BankAmerica Corp,
1.75% due 2/4/05	450,000	446,587,500
Beethoven Funding
Corp.,
1.55% due 9/7/04	328,464	328,379,147
1.55% due 9/10/04	364,716	364,574,673
1.57% due 9/15/04	261,152	260,992,552
1.57% due 9/17/04	131,701	131,609,102
1.56% due 9/20/04	154,581	154,453,727
1.60% due 9/27/04	103,759	103,639,100
Caisse Nationale
Des Caisses,
1.48% due 9/14/04	150,000	149,919,833
Cobbler Funding Ltd.,
1.55% due 9/15/04	156,290	156,195,792
Crown Point
Capital Co. LLC,
1.07% due 9/10/04	182,993	182,944,049
1.80% due 2/8/05	151,409	150,197,728
Curzon Funding LLC,
1.56% due 9/14/04	100,000	99,943,667

27

Liquid Reserves Portfolio
S C H E D U L E O F I N V E S T M E N T S (Continued)	August 31, 2004

	Principal
	Amount
Issuer	(000’s omitted)	Value

Commercial Paper — (cont’d.)

Depfa Bank PLC,
1.47% due 9/17/04	$157,000	$156,897,775
1.50% due 10/6/04	194,000	193,717,083
Falcon Asset
Securitization,
1.50% due 9/8/04	201,541	201,482,217
Georgetown Funding,
1.58% due 9/2/04	100,429	100,424,592
1.54% due 9/7/04	100,000	99,974,333
1.50% due 9/16/04	284,710	284,532,056
1.50% due 9/20/04	382,095	381,792,510
1.58% due 9/21/04	100,000	99,912,222
1.62% due 9/27/04	100,000	99,883,000
1.62% due 9/30/04	137,989	137,808,924
1.58% due 10/15/04	500,000	499,034,444
Giro Balanced Funding,
1.60% due 9/30/04	110,000	109,858,222
Grampian Funding LLC,
1.71% due 12/20/04	130,000	129,320,750
1.72% due 12/30/04	200,000	198,853,333
Hannover Funding Co. LLC,
1.51% due 9/2/04	76,592	76,588,787
1.55% due 9/7/04	123,289	123,257,150
1.55% due 9/9/04	60,082	60,061,305
1.55% due 9/20/04	115,000	114,905,923
Jupiter Securitization Corp.,
1.50% due 9/2/04	140,000	139,994,167
Legacy Capital LLC,
1.89% due 2/16/05	146,479	145,187,055
Mane Funding Corp.,
1.54% due 9/17/04	100,000	99,931,555
Mica Funding LLC,
1.56% due 9/13/04	207,000	206,892,360
1.50% due 9/20/04	127,000	126,899,458
1.53% due 9/20/04	400,000	399,677,000
1.53% due 10/1/04	300,000	299,617,500
1.55% due 10/7/04	150,000	149,767,500
1.57% due 10/7/04	100,000	99,843,000
Nationwide Building
Society,
1.09% due 9/10/04	100,000	99,972,750
1.48% due 9/17/04	297,000	296,804,639
Nyala Funding LLC,
1.08% due 9/15/04	133,347	133,290,994
1.65% due 10/15/04	100,000	99,798,333
PACE Receivables
Funding,
1.50% due 9/3/04	118,436	118,426,130
Paradigm Funding LLC,
1.52% due 9/7/04	221,000	220,944,013
Perry Global Funding LLC,
1.07% due 9/2/04	251,645	251,637,521
1.07% due 9/7/04	147,133	147,106,761
Polonius Inc.,
1.55% due 9/15/04	129,000	128,922,242
Regency Markets LLC,
1.55% due 9/17/04	$103,805	$103,733,490
1.50% due 9/20/04	196,606	196,450,355
1.60% due 9/30/04	80,000	79,896,889
Saint Germain
Holdings,
1.48% due 9/15/04	186,000	185,892,947
1.56% due 9/16/04	100,000	99,935,000
1.60% due 9/27/04	220,000	219,745,777
Scaldis Capital Ltd.,
1.08% due 9/22/04	105,000	104,933,850
1.60% due 9/28/04	161,975	161,780,630
Sierra Madre
Funding Ltd.,
1.60% due 9/14/04	170,000	169,901,778
Solitaire Funding Ltd.,
1.55% due 9/7/04	190,110	190,060,888
1.60% due 9/23/04	108,780	108,673,637
Spintab AB,
1.49% due 9/15/04	112,000	111,935,103
Surrey Funding Corp.,
1.60% due 9/29/04	120,000	119,850,667
Ticonderoga
1.53% due 9/7/04	185,431	185,383,715
1.55% due 9/22/04	110,242	110,142,323
Tulip Funding Corp.,
1.62% due 9/30/04	400,000	399,478,000
1.80% due 11/26/04	100,000	99,570,000
Victory Receivables
Corp.,
1.53% due 9/2/04	100,000	99,995,750
1.55% due 9/9/04	100,320	100,285,445
1.57% due 9/21/04	124,274	124,165,605
Wal Mart Funding Corp.,
1.55% due 9/20/04	100,000	99,918,194
Windmill Funding
Corp.,
1.50% due 9/9/04	175,000	174,941,667
Yorktown Capital LLC,
1.48% due 9/17/04	185,101	184,979,244

		13,788,025,922

Corporate Notes -— 16.1%

Brahms Funding Corp.,
1.55% due 9/7/04	346,880	346,790,194
1.59% due 9/21/04	398,227	397,875,231
1.60% due 9/22/04	107,427	107,326,735
1.63% due 9/27/04	110,000	109,870,506
1.64% due 9/28/04	266,917	266,588,692
Fenway Funding LLC,
1.55% due 9/7/04	438,912	438,798,614
1.55% due 9/10/04	110,153	110,110,316
1.59% due 9/16/04	146,727	146,629,793
1.62% due 9/27/04	119,637	119,497,025
Foxboro Funding Ltd.,
1.61% due 9/9/04	80,369	80,340,246

28

Liquid Reserves Portfolio
S C H E D U L E O F I N V E S T M E N T S (Continued)	August 31, 2004

	Principal
	Amount
Issuer	(000’s omitted)	Value

Corporate Notes -— (cont’d.)

Harwood Street Funding LLC,
1.59% due 9/1/04	$96,500	$96,500,000
1.57% due 9/13/04	187,275	187,176,993
1.57% due 9/23/04	187,364	187,184,235
Main Street,
1.57% due 9/1/04	100,000	100,000,000
1.57% due 9/3/04	46,095	46,090,979
1.58% due 9/9/04	348,000	347,877,813
1.60% due 9/10/04	100,000	99,960,000
1.60% due 9/16/04	232,000	231,845,335
1.60% due 9/17/04	100,000	99,928,889
1.60% due 9/21/04	115,000	114,897,778
1.62% due 9/22/04	160,000	159,848,800
1.64% due 9/29/04	100,000	99,872,442
1.69% due 10/7/04	206,000	205,651,860
1.69% due 10/12/04	150,000	149,711,292
Mica Funding LLC,
1.59% due 9/20/04	375,000	374,685,315
Nyala Funding LLC,
1.72% due 11/18/04	151,000	150,437,273
Park Granada LLC,
1.52% due 9/7/04	350,000	349,911,625
1.53% due 9/8/04	252,382	252,306,916
1.60% due 9/20/04	129,800	129,690,391
1.58% due 9/21/04	100,000	99,912,222
1.58% due 9/23/04	350,000	349,662,054
1.63% due 9/28/04	110,000	109,865,525

		6,066,845,089

Master Notes — 3.2%

Merrill Lynch & Co. Inc.,*
1.71% due 9/1/04	371,300	371,300,000
Morgan Stanley,*
1.76% due 9/1/04	850,000	850,000,000

		1,221,300,000

Medium Term Notes — 7.9%

K2 USA LLC,*
1.50% due 9/20/04	100,500	100,420,438
1.60% due 9/28/04	150,000	149,997,250
Links Finance Corp.,*
1.56% due 1/18/05	250,000	249,981,165
Merrill Lynch &
Co. Inc.,*
1.51% due 10/1/05	385,000	385,000,000
Premier Asset
Collection Entity Ltd.,*
1.57% due 4/25/05	100,000	99,980,460
1.57% due 7/15/05	100,000	99,986,937
Sigma Finance Inc.,*
1.56% due 1/18/05	175,000	174,986,816
1.57% due 1/21/05	100,000	99,990,327
1.56% due 5/16/05	250,000	249,955,872
1.56% due 7/19/05	300,000	299,920,850
1.56% due 7/25/05	200,000	199,946,540
Stanfield Victoria
Funding LLC,*
1.56% due 7/20/05	$100,000	$99,969,485
1.57% due 8/1/05	100,000	99,976,935
1.56% due 8/22/05	100,000	99,952,027
Tango Finance Corp.,*
1.58% due 8/15/05	122,000	121,994,168
Whistlejacket
Capital LLC,*
1.56% due 12/15/04	111,000	110,993,597
White Pine
Finance LLC,*
1.56% due 9/15/04	100,000	99,999,044
1.60% due 9/28/04	108,000	107,997,992
1.58% due 10/25/04	118,000	117,996,499

		2,969,046,402

Promissory Note — 2.9%

Goldman Sachs
Group Inc.
1.72% due 2/24/05	1,100,000	1,100,000,000

Time Deposits — 2.4%

Dexia Bank
1.58% due 9/1/04	578,000	578,000,000
Svenska Handelsbanken
1.55% due 9/1/04	324,311	324,311,000

		902,311,000

United States
Government Agencies — 6.6%

Federal Home
Loan Bank*
1.49% due 9/17/04	100,000	99,933,777
1.49% due 10/19/04	250,000	249,503,333
1.89% due 3/15/05	200,000	197,952,500
Federal National
Mortgage
Association,*
1.48% due 10/13/04	670,000	668,843,134
1.49% due 10/13/04	775,578	774,234,822
1.72% due 2/2/05	100,000	99,264,222
1.75% due 5/23/05	100,000	100,000,000
1.49% due 7/6/05	275,000	274,886,517

		2,464,618,305

Total Investments,
at Amortized Cost	99.9%	37,566,799,434
Other Assets,
Less Liabilities	0.1	19,843,328

Net Assets	100.0%	$37,586,642,762

*	The coupon rate listed for floating or adjustable rate securities represent the rate at period end.The due dates on these securities reflect the next interest rate reset date or, when applicable, the maturity date.

See Notes to Financial Statements.

29

Liquid Reserves Portfolio
S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S

August 31, 2004

ASSETS:
Investments at value (Note 1A)	$37,566,799,434
Cash	498
Interest receivable	23,744,982

Total Assets	37,590,544,914

LIABILITIES:
Management fee payable (Note 2)	2,448,052
Accrued expenses and other liabilities	1,454,100

Total Liabilities	3,902,152

Total Net Assets	$37,586,642,762

Represented by:
Capital paid in excess of par value	$37,586,642,762

See Notes to Financial Statements.

30

Liquid Reserves Portfolio
S T A T E M E N T O F O P E R A T I O N S

For the Year Ended August 31, 2003

INTEREST (NOTE 1):		$435,706,091

EXPENSES:
Management fee (Note 2)	$55,561,429
Custody and fund accounting fees	7,496,410
Trustees’ fees	579,480
Audit and legal	279,939
Other	30,699

Total Expenses	63,947,957
Less: management fee waived (Note 2)	(26,870,821)
fees paid indirectly (Note 1F)	(297)

Net Expenses		37,076,839

Net Investment Income		398,629,252
Net Realized Gain on Investment		3,202,155

Increase in Net Assets From Operations		$401,831,407

See Notes to Financial Statements.

31

Liquid Reserves Portfolio
S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S

	Years Ended August 31,

	2004	2003

OPERATIONS:
Net investment income	$398,629,252	$619,131,302
Net realized gain on investments	3,202,155	—

Increase in Net Assets From Operations	401,831,407	619,131,302

CAPITAL TRANSACTIONS:
Proceeds from contributions (Note 1)	86,116,419,663	95,248,125,837
Value of withdrawals	(88,378,702,148)	(101,427,035,864)

Decrease in Net Assets From
Capital Transactions	(2,262,282,485)	(6,178,910,027)

Decrease in Net Assets	(1,860,451,078)	(5,559,778,725)

NET ASSETS:
Beginning of year	39,447,093,840	45,006,872,565

End of year	$37,586,642,762	$39,447,093,840

See Notes to Financial Statements.

32

Liquid Reserves Portfolio
F I N A N C I A L   H I G H L I G H T S

	Years Ended August 31,

	2004	2003	2002	2001	2000

Ratios/Supplemental Data:
Net assets (000’s omitted)	$37,586,643	$39,447,094	$45,006,873	$32,073,343	$14,392,341
Ratios to Average Net Assets:
Expenses#	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income	1.09%	1.39%	2.29%	5.27%	5.93%
Total Return	1.09%	1.49%	2.36%	N/A	N/A

Note: If agents of the Portfolio had not voluntarily waived all or a portion of their fees for the years indicated, the ratios would have been as follows:

Ratios to Average Net Assets:
Expenses	0.17%	0.17%	0.19%	0.22%	0.22%
Net investment income	1.02%	1.32%	2.20%	5.15%	5.81%

#	The ratio of expenses to average net assets will not exceed 0.10% as a result of a voluntary expense limitation, which may be terminated at any time.

See Notes to Financial Statements.

33

Liquid Reserves Portfolio
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

1. Organization and Significant Accounting Policies

Liquid Reserves Portfolio formerly known as Cash Reserves Portfolio, (the “Portfolio”), is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Citi Fund Management Inc. (the “Manager”) acts as the Investment Manager. At August 31, 2004, all investors in the Portfolio were funds advised by the Manager and or its affiliates.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with GAAP:

     A. Valuation of Investments Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

     B. Interest Income and Expenses Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the Manager.

     C. IncomeTaxes The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

     D. Repurchase Agreements It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank’s vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established to monitor, on a daily basis, the market value of the repurchase agreements’ underlying investments to ensure the existence of a proper level of collateral.

     E. Other Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

34

Liquid Reserves Portfolio
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (Continued)

     F. Fees Paid Indirectly The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

2. Management Fees

The Manager is responsible for overall management of the Portfolio’s business affairs, and has a Management Agreement with the Portfolio. The Manager or an affiliate also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio.

The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at an annual rate of 0.15% of the Funds’ average daily net assets. The management fee amounted to $55,561,429 of which $26,870,821 was voluntarily waived for the year ended August 31, 2004. Such waiver is voluntary and can be terminated at any time at the discretion of the Manager. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Portfolio from the Manager or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Manager or its affiliates.

3. Investment Transactions

Purchases, maturities and sales of money market instruments aggregated $814,948,110,606 and $812,036,318,664, respectively, for the year ended August 31, 2004.

4. Federal Income Tax Basis of Investment Securities

The tax cost of investment securities owned at August 31, 2004, for federal income tax purposes, amounted to $37,566,799,434.

5. Trustee Retirement Plan

The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citi-group for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a

35

Liquid Reserves Portfolio
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (Continued)

Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Three former Trustees are currently receiving payments under the plan. In addition two other former Trustees received a lump sum payment under the plan during this period. The Fund’s allocable share of the expenses of the Plan for the year ended August 31, 2004 and the related liability at August 31, 2004 was not material.

6. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Portfolio’s investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Portfolio. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

36

Liquid Reserves Portfolio
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (Continued)

The Portfolio did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

37

Liquid Reserves Portfolio
R E P O R T   O F   I N D E P E N D E N T   R E G I S T E R E D   P U B L I C
A C C O U N T I N G   F I R M

To the Trustees and Investors of
Liquid Reserves Portfolio:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liquid Reserves Portfolio (the “Portfolio”) at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 22, 2004

38

Liquid Reserves Portfolio
A D D I T I O N A L   I N F O R M A T I O N (Unaudited)

Information about the Trustees and Officers of the Portfolio can be found on pages 21 through 26 of this report.

39

INVESTMENT MANAGER	TRUSTEES
(OF LIQUID RESERVES	Elliott J. Berv
PORTFOLIO)	Donald M. Carlton
Citi Fund Management Inc.	A. Benton Cocanougher
100 First Stamford Place	Mark T. Finn
Stamford, CT 06902	R. Jay Gerken, CFA*
Chairman
DISTRIBUTOR	Stephen Randolph Gross
Citigroup Global Markets Inc.	Diana R. Harrington
Susan B. Kerley
TRANSFER AGENT	Alan G. Merten
Citicorp Trust Bank, fsb.	R. Richardson Pettit
125 Broad Street, 11th Floor
New York, New York 10004	OFFICERS*
R. Jay Gerken, CFA
SUB-TRANSFER AGENT	President and
PFPC Inc.	Chief Executive Officer
P.O. Box 9699
Providence, RI 02940-9699	Andrew B. Shoup
Senior Vice President and
SUB-TRANSFER AGENT AND	Chief Administrative Officer
CUSTODIAN
State Street Bank and Trust Company	Frances M. Guggino
225 Franklin Street	Chief Financial Officer
Boston, MA 02110	and Treasurer

INDEPENDENT REGISTERED	Andrew Beagley
PUBLIC ACCOUNTING FIRM	Chief Anti-Money Laundering
PricewaterhouseCoopers LLP	Compliance Officer and
300 Madison Avenue	Chief Compliance Officer
New York, NY 10017
Wendy S. Setnicka
LEGAL COUNSEL	Controller
Bingham McCutchen LLP
150 Federal Street	Robert I. Frenkel
Boston, MA 02110	Secretary and
Chief Legal Officer

*Affiliated Person of Investment Manager

CitiFund Institutional Trust

CitiSM Institutional Liquid Reserves

The fund is a separate investment fund of CitiFunds Institutional Trust, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on the fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Citi Institutional Liquid Reserves.

©2004 Citicorp	Citigroup Global Markets Inc.
CFA/INS.LI/804
04-7256

Annual Report

CitiSM Institutional U.S. Treasury Reserves August 31, 2004

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

T A B L E O F C O N T E N T S

Letter From the Chairman	1

Manager Overview	3

Fund Facts	5

Portfolio at a Glance—U.S. Treasury Reserves Portfolio	6

Fund Expenses	7

Fund Performance	9

Citi Institutional U.S. Treasury Reserves

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	18

Additional Information	19

Tax Information	25

U.S. Treasury Reserves Portfolio

Schedule of Investments	26

Statement of Assets and Liabilities	27

Statement of Operations	28

Statements of Changes in Net Assets	29

Financial Highlights	30

Notes to Financial Statements	31

Report of Independent Registered Public Accounting Firm	34

Additional Information	35

L E T T E R   F R O M   T H E   C H A I R M A N

Dear Shareholder,

The Federal Reserve Bank’s (“Fed”) monetary policy committee pushed short-term interest rates higher over the 12 months ending August 31, 2004. It raised its federal funds rate[i] target from a four-decade low of 1.00% at the start of the period to 1.25% in June, and to 1.50% in August. The Fed further increased the target rate by an additional 0.25% to 1.75% on September 21, following the end of the fund’s reporting period. Rising interest rates can act as a brake on robust economic growth, helping to maintain a balance between that growth and the inflation that generally can accompany it.

Inflation and job growth picked up during the year. Earlier in the period, the rate of gross domestic product (“GDP”)ii growth rose significantly from its levels in early 2003. Although GDP growth tapered off toward the end of the period versus prior levels within the past year, it remained above its quarterly rate during the first half of last year. Money market yields fluctuated during the year.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Please read on for a more detailed look at how prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, a former employee and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although

1

there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer
September 15, 2004

2

M A N A G E R   O V E R V I E W

Performance Review

As of August 31, 2004, the seven-day current yield for Citi Institutional U.S. Treasury Reserves was 1.12% and its seven-day effective yield, which reflects compounding, was 1.12% . These numbers are the same due to rounding.

Both yields include a voluntary waiver of the management fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the seven-day current yield would have been 0.94% and the seven-day effective yield would have been 0.94% . These numbers are the same due to rounding. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment. Please note that the performance represents past performance and is no guarantee of future results and yields will vary. In addition, your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

When the period began, evidence of an improved economy was already unfolding. However, market participants believed the Fed’s policymaking committee would maintain its target interest rate at low levels to help sustain the recovery. This policy stance would help forestall potential deflationary forces as well as keep money market yields near their lows.

In early 2004, broader-based economic indicators continued to reflect a favorable overall outlook though geopolitical concerns remained at the forefront of the U.S. political agenda and added an element of uncertainty to the fixed income markets. Short-term interest rates steadied and the Federal Reserve remained “patient in

CITISM INSTITUTIONAL U.S.TREASURY RESERVES
YIELDS AS OF AUGUST 31, 2004 (unaudited)

Seven-day current yield	1.12%
Seven-day effective yield	1.12%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed may be worth more or less than their original cost.

The fund’s yields will vary and performance of other share classes may differ. Please note that your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.Although the fund seeks to preserve the value of your investment at $1.00 per share,it is possible to lose money by investing in the fund.

Both yields include a voluntary waiver of the management fee and distribution/service fees.This waiver may be reduced or terminated at any time. If the full management fee and distribution/service fees had been included, the seven-day current yield would have been 0.94% and the seven-day effective yield would have been 0.94% .These numbers are the same due to rounding.

3

removing its policy accommodation.”iii Treasury prices benefited from both the Fed’s restraint in raising rates and from demand by foreign central banks.

As the year progressed, rising corporate profits and improved balanced sheets set the groundwork for a sustained recovery. Renewed corporate and consumer spending led to robust output growth and encouraged businesses to hire additional workers. Both consumer and producer prices started to inch higher and earlier fears of deflation slowly began to subside. Strong domestic and global demand also put additional upward pressure on commodity prices. Against this backdrop Fed monetary policy was seen as highly accommodative and would need to start moving to a more neutral setting. Recently, Treasury bill yields have moved higher as the recovery has progressed. Supply remains ample, offering investors the opportunity to buy short paper in anticipation of more attractive rates ahead.

In response to the strong economic growth, and in anticipation of the Federal Reserve moving to a more neutral policy, we maintained a moderate maturity stance in the fund. The Fed raised its target for the federal funds rate by 0.25% to 1.25% in June and to 1.50% in August as a countermeasure to the resilient strength of the economy. These were the first rate increases in over four years and were widely anticipated by market participants. The Fed indicated that going forward rates would need to rise at a “measured pace.” At their September meeting, the Fed again raised interest rates by 0.25% to 1.75% forecasting that the recent softness in the economy was temporary in nature.

Thank you for your investment in CitiSM Institutional U.S. Treasury Reserves. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Denise Guetta
Portfolio Manager

September 15, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice.Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

i	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

ii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

iii	Federal Reserve Board (FOMC Statement) March 16, 2004.

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F U N D   F A C T S

Fund Objective

To provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital.

Investment Manager	Dividends
Citi Fund Management Inc.	Declared daily, paid monthly

Commencement of Operations	Benchmark*
October 2, 1992	• iMoneyNet, Inc. 100% Institutional
U.S. Treasury Rated Money Market
Net Assets as of 8/31/04	Funds Average
$836.9 million

*	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Citi is a service mark of Citicorp.

5

U. S . T R E A S U R Y   R E S E R V E S   P O R T F O L I O

PORTFOLIO AT A GLANCE (Unaudited)

Investment Breakdown†

February 29, 2004

August 31, 2004

† As a percentage of total investments. Please note that Portfolio holdings are subject to change.

6

F U N D   E X P E N S E S (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2004 and held for the six months ended August 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual	Beginning	Ending	Annualized	Expenses
	Total	Account	Account	Expense	Paid During
	Return(2)	Value	Value	Ratio	the Period(3)

Citi Institutional U.S.
Treasury Reserves	0.42%	$1,000.00	$1,004.20	0.25%	$1.26

(1)	For the six months ended August 31, 2004.

(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value.

(3)	Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fis- cal half-year divided by 366.

7

F U N D   E X P E N S E S (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Citi Institutional U.S.
Treasury Reserves	5.00%	$1,000.00	$1,023.88	0.25%	$1.27

(1)	For the six months ended August 31, 2004.

(2)	Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366.

8

F U N D   P E R F O R M A N C E
Total Returns (Unaudited)

	One	Five	Ten
All Periods Ended August 31, 2004	Year	Years*	Years*

Citi Institutional U.S.Treasury Reserves	0.77%	2.82%	3.92%
iMoneyNet, Inc. 100% Institutional U.S.Treasury Rated
Money Market Funds Average	0.59%	2.68%	3.85%
* Average Annual Total Return

7-DayYields
Annualized Current	1.12%
Effective	1.12%

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during the seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during the seven-day period is assumed to be reinvested. The effective yield may be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Comparison of 7-Day Yields for Citi Institutional U.S. Treasury Reserves vs. iMoneyNet, Inc. 100% Institutional U.S. Treasury Rated Money Market Funds Average

As illustrated, Citi Institutional U.S. Treasury Reserves generally provided an annualized seven-day yield comparable to the iMoneyNet, Inc. 100% Institutional U.S. Treasury Rated Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund ReportTM, for the one-year period.

Note: Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.Yields and total returns will fluctuate and past performance is no guarantee of future results.Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund’s returns and yields would have been lower.

9

Citi Institutional U.S. Treasury Reserves
S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S
August 31, 2004

ASSETS:
Investment in U.S.Treasury Reserves Portfolio, at value (Note 1)	$837,938,439

LIABILITIES:
Dividends payable	349,127
Management fees payable (Note 3)	79,548
Accrued expenses and other liabilities	605,877

Total Liabilities	1,034,552

Total Net Assets for 836,903,623 shares of beneficial interest outstanding	$836,903,887

NET ASSETS:
Par value of shares of beneficial interest
($0.00001 par value, unlimited shares authorized)	$8,369
Capital paid in in excess of par value	836,895,254
Accumulated net gain from investment transactions	264

Total Net Assets	$836,903,887

Net Asset Value, Offering Price, and Redemption Price Per Share	$1.00

See Notes to Financial Statements.

10

Citi Institutional U.S. Treasury Reserves
S T A T E M E N T O F O P E R A T I O N S

For the Year Ended August 31, 2004

INVESTMENT INCOME (NOTE 1):
Income from U.S.Treasury Reserves Portfolio	$9,077,196
Allocated net expenses from U.S.Treasury Reserves Portfolio	(892,100)

Total Investment Income		$8,185,096

EXPENSES:
Management fees (Note 3)	892,700
Distribution/Service fees (Note 4)	892,700
Legal fees	166,683
Trustees’ fees	96,489
Transfer agency services	58,792
Shareholder communications	35,970
Blue Sky fees	32,028
Audit fees	18,000
Registration Fees	8,202
Custody and fund accounting fees	6,325
Other	26,334

Total Expenses	2,234,223
Less: distributor and service fee waived (Note 4)	(892,700)

Net Expenses		1,341,523

Net Investment Income		6,843,573
Net Realized Gain on Investments From
U.S.Treasury Reserves Portfolio		105,614

Increase in Net Assets From Operations		$6,949,187

See Notes to Financial Statements.

11

Citi Institutional U.S. Treasury Reserves
S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S

	Years Ended August 31,

	2004	2003

OPERATIONS:
Net investment income	$6,843,573	$9,527,416
Net realized gain	105,614	172,201

Increase In Net Assets From Operations	6,949,187	9,699,617

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(6,843,573)	(9,527,416)
Net realized gain	(105,484)	(172,067)

Decrease in Net Assets From Distributions
to Shareholders (Note 2)	(6,949,057)	(9,699,483)

TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST AT NET ASSET VALUE OF $1.00
PER SHARE (NOTE 5):
Net proceeds from sale of shares	4,221,519,096	4,789,508,474
Net asset value of shares issued for
reinvestment of distributions	4,411,643	7,296,095
Cost of shares repurchased	(4,161,715,195)	(4,854,786,716)

Increase (Decrease) in Net Assets From
Transactions in Shares of Beneficial Interest	64,215,544	(57,982,147)

Increase (Decrease) In Net Assets	64,215,674	(57,982,013)

NET ASSETS:
Beginning of year	772,688,213	830,670,226

End of year	$836,903,887	$772,688,213

See Notes to Financial Statements.

12

Citi Institutional U.S. Treasury Reserves
F I N A N C I A L   H I G H L I G H T S

	Years Ended August 31,

	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Year	$1.00000	$1.00000	$1.00000	$1.00000	$1.00000
Net investment income and
net realized gain	0.00770	0.01048	0.01889	0.04977	0.05249
Distributions from net investment
income and net realized gain	(0.00770)	(0.01048)	(0.01889)	(0.04977)	(0.05249)

Net Asset Value, End of Year	$1.00000	$1.00000	$1.00000	$1.00000	$1.00000

Ratios/Supplemental Data:
Net Assets, End of Year
(000’s omitted)	$836,904	$772,688	$830,670	$616,129	$694,477
Ratios to Average Net Assets:
Expenses†#	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income†	0.77%	1.05%	1.83%	5.01%	5.27%
Total Return	0.77%	1.05%	1.91%	5.09%	5.38%

Note: If the Fund’s Manager and Distributor and the Manager of U.S.Treasury Reserves Portfolio had not
voluntarily waived all or a portion of their fees from the Fund, net investment income per share and ratios would have been as follows:

Net Investment Income Per Share	$0.00577	$0.00831	$0.01563	$0.04251	$0.04753
Ratios to Average Net Assets:
Expenses†	0.43%	0.43%	0.55%	0.80%	0.80%
Net investment income†	0.59%	0.87%	1.53%	4.46%	4.72%

†	Includes the Fund’s share of U.S.Treasury Reserves Portfolio’s allocated expenses.
#	The ratio of expenses to average net assets will not exceed 0.25% as a result of a voluntary expenses limitation, which may be termination at any time.

See Notes to Financial Statements.

13

Citi Institutional U.S. Treasury Reserves
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

1. Organization and Significant Accounting Policies

Citi Institutional U.S. Treasury Reserves (the “Fund”) is a diversified separate series of CitiFunds Institutional Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in U.S. Treasury Reserves Portfolio (the “Portfolio”), an open-end, diversified management investment company for which Citi Fund Management Inc. (the “Manager”) serves as Investment Manager. The value of such investment reflects the Fund’s proportionate interest (53.6% at August 31, 2004) in the net assets of the Portfolio. Citigroup Global Markets Inc. is the Fund’s Distributor. Citicorp Trust Bank, fsb, (“CTB”), a subsidiary of Citigroup, acts as the Fund’s transfer agent.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principals (“GAAP”):

     A. Investment Valuation. Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Note to Financial Statements, which are included elsewhere in this report.

     B. Investment Income. The Fund earns income, net of Portfolio expenses, daily on its investment in the Portfolio.

     C. FederalTaxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income. Accordingly, no provision for federal income or excise tax is necessary.

     D. Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more Funds in a series are allocated in proportion to the average net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.

     E. Use of Estimates. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     F. Method of Allocation. All the net investment income of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

14

CitiFunds Institutional U.S. Treasury Reserves
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (Continued)

2. Dividends

The net income of the Fund is determined once daily, as of 2:00 p.m. Eastern Time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the Shareholder Servicing Agent) on or prior to the last business day of the month.

3. Management Fees

The management fees are computed at an annual rate of 0.10% of the Fund’s average daily net assets. The management fees paid to the Manager amounted to $892,700 for the year ended August 31, 2004. The Manager also serves as the Manager of the Portfolio and receives management fees, before any waivers at an annual rate of 0.15% of the Portfolio’s average daily net assets.

The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

4. Distribution/Service Fees

The Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act. The Service Plan allows the Fund to pay monthly fees at an annual rate not to exceed 0.10% of the average daily net assets. The Service fees paid amounted to $892,700, all of which were voluntarily waived for the year ended August 31, 2004. Such waiver is voluntary and may be terminated at any time at the discretion of the manager. These fees may be used to make payments to the distributor and to Service Agents or others as compensation for the sale of Fund shares or for advertising, marketing or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund may also make payments to the Distributor and others for providing personal service or the maintenance of shareholder accounts.

5. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.00001 par value).

6. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2004	2003

Ordinary income	$6,949,057	$9,699,483

15

CitiFunds Institutional U.S. Treasury Reserves
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (Continued)

As of August 31, 2004, there were no significant differences between the book tax components of net assets.

7. Trustee Retirement Plan

The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the plan are unfunded. Two former Trustees are currently receiving payments under the plan. In addition, two other former Trustees received a lump sum payment under the plan during this period. The Fund’s allocable share of the expenses of the Plan for the year ended August 31, 2004 was $16,392.

8. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the var-

16

CitiFunds Institutional U.S. Treasury Reserves
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (Continued)

ious CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

17

Citi Institutional U.S. Treasury Reserves
R E P O R T   O F   I N D E P E N D E N T   R E G I S T E R E D   P U B L I C
A C C O U N T I N G   F I R M

To the Trustees and Shareholders of
Citi Institutional U.S. Treasury Reserves:

We have audited the accompanying statement of assets and liabilities of Citi Institutional U.S. Treasury Reserves of CitiFunds Institutional Trust (the “Trust”) (a Massachusetts trust) as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 2000 were audited by other auditors whose report theron, dated October 4, 2000, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Institutional U.S. Treasury Reserves of CitiFunds Institutional Trust as of August 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended in conformity with U.S. generally accepted accounting principle.

/s/ KPMG LLP

New York, New York
October 22, 2004

18

Citi Institutional U.S. Treasury Reserves
A D D I T I O N A L   I N F O R M A T I O N (Unaudited)

Information about Trustees and Officers The business and affairs of Citi Institutional U.S. Treasury Reserves (the “Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling 1-800-451-2010.

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

NON-INTERESTED
TRUSTEES:
Elliott J. Berv	Trustee	Since 2001	President and Chief Operations	36	Board
c/o R. Jay Gerken			Officer, Landmark City (real		Member,
Citigroup Asset			estate development) (since		American
Management (“CAM”)			2002); Executive Vice		Identity Corp.
399 Park Avenue			President and Chief Operations		(doing
New York, NY 10022			Officer, DigiGym Systems		business as
Age 61			(on-line personal training		Morpheus
			systems) (since 2001); Chief		Technologies)
			Executive Officer, Rocket City		(biometric
			Enterprises (internet service		information
			company) (from 2000 to		management)
			2001); President, Catalyst		(since 2001;
			(consulting) (since 1984).		consultant
since 1999);
Director,
Lapoint
Industries
(industrial fil-
ter company)
(since 2002);
Director,
Alzheimer’s
Association
(New England
Chapter)
(since 1998).
Donald M. Carlton	Trustee	Since 2001	Consultant, URS Corporation	31	Director,
c/o R. Jay Gerken			(engineering) (since 1999);		American
CAM			former Chief Executive Officer,		Electric Power
399 Park Avenue			Radian International LLC		(electric
New York, NY 10022			(engineering) (from 1996 to		utility) (since
Age 67			1998), Member of Management		1999);
			Committee, Signature Science		Director,
			(research and development)		Valero Energy
			(since 2000).		(petroleum
refining)
(since 1999);
Director,
National
Instruments
Corp. tech-
nology) (since
1994).

19

Citi Institutional U.S. Treasury Reserves
A D D I T I O N A L   I N F O R M A T I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

A. Benton Cocanougher	Trustee	Since 2001	Interim Chancellor, Texas	31	Former Direc-
c/o R. Jay Gerken			A&M University System		tor, Randall’s
CAM			(since 2003); former Special		Food Markets,
399 Park Avenue			Advisor to the President, Texas		Inc. (from
New York, NY 10022			A&M University (2002-2003);		1990 to 1999);
Age 66			former Dean Emeritus and		former Direc-
			Wiley Professor, Texas A&M		tor, First
			University (since 2001);		American
			former Dean and Professor of		Bank and
			Marketing, College and		Savings Bank
			Graduate School of Business		(from 1994 to
			of Texas A & M University		1999).
(from 1987 to 2001).
Mark T. Finn	Trustee	Since 2001	Adjunct Professor, College of	36	None
c/o R. Jay Gerken			William & Mary (since 2002);
CAM			Principal/member, Balvan
399 Park Avenue			Partners (investment manage-
New York, NY 10022			ment) (since 2002); Chair-
Age 61			man, Chief Executive Officer
and Owner, Vantage Consult-
ing Group, Inc. (investment
advisory and consulting firm)
(since 1988); former Vice
Chairman and Chief Operating
Officer, Lindner Asset Man-
agement Company (mutual
fund company) (1999 to 2001);
former President and Director,
Delta Financial, Inc. (invest-
ment advisory firm) (from
1983 to 1999); former General
Partner and Shareholder,
Greenwich Ventures, LLC
(investment partnership) (1996
to 2001); former President,
Secretary and Owner, Phoenix
Trading Co. (commodity
trading advisory firm) (from
1997 to 2000).

20

Citi Institutional U.S. Treasury Reserves
A D D I T I O N A L   I N F O R M A T I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

Stephen Randolph Gross	Trustee	Since 2001	Partner, Capital Investment	31	Director,
c/o R. Jay Gerken			Advisory Partners (consulting)		United Telesis,
CAM			(since January 2000); former		Inc. (telecom-
399 Park Avenue			Chief Operations Officer,		munications)
New York, NY 10022			General Media Communications		(since 1997);
Age 57			(from March 2003 to August		Director,
			2003); former Managing		eBank.com,
			Director, Fountainhead		Inc. (since
			Ventures, LLC (consulting)		1997); Direc-
			(from 1998 to 2002); former		tor, Andersen
			Secretary, Carint N.A.		Calhoun, Inc.
			(manufacturing) (1988-2002);		(assisted
			former Treasurer, Hank Aaron		living) (since
			Enterprises (fast food franchise)		1987); former
			(from 1985 to 2001); Chairman,		Director,
			Gross, Collins PC HLB		Charter Bank,
			(accounting firm) (since 1979);		Inc. (from
			Treasurer, Coventry Limited,		1987 to 1997);
			Inc. (since 1985).		former Direc-
tor, Yu Save,
Inc. (internet
company)
(from 1998 to
2000); former
Director,
Hotpalm, Inc.
(wireless
applications)
(from 1998 to
2000).
Diana R. Harrington	Trustee	Since 1992	Professor, Babson College	36	None
c/o R. Jay Gerken			(since 1993).
CAM
399 Park Avenue
New York, NY 10022
Age 64
Susan B. Kerley	Trustee	Since 1992	Consultant, Strategic	36	Director,
c/o R. Jay Gerken			Management Advisors,		Eclipse Funds
CAM			LLC (investment consulting)		(currently
399 Park Avenue			(since 1990).		supervises 12
New York, NY10022					investment
Age 53					companies
in fund com-
plex) (since
1990).

21

Citi Institutional U.S. Treasury Reserves
A D D I T I O N A L   I N F O R M A T I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

Alan G. Merten	Trustee	Since 2001	President, George Mason	31	Former
c/o R. Jay Gerken			University (since 1996).		Director,
CAM					Comshare, Inc.
399 Park Avenue					(information
New York, NY 10022					technology)
Age 63					(from 1985 to
2003);
Director,
Digital Net
Holdings, Inc.
(since 2003).
R. Richardson Pettit	Trustee	Since 2001	Professor of Finance,	31	None
c/o R. Jay Gerken			University of Houston
CAM			(from 1977 to 2002);
399 Park Avenue			independent consultant
New York, NY 10022			(since 1984).
Age 62
INTERESTED
TRUSTEE:
R. Jay Gerken, CFA*	Chairman,	Since 2002	Managing Director of	Chairman	N/A
CAM	President,		Citigroup Global Markets	of the
399 Park Avenue	and Chief		(“CGM”) (since 1996);	Board,
New York, NY 10022	Executive		Chairman, President, and	Trustee or
Age 53	Officer		Chief Executive Officer of	Director
			Smith Barney Fund	of 220
Management LLC (“SBFM”),
Travelers Investment
Advisers, Inc. (“TIA”) and
Citi Fund Management Inc.
(“CFM”); President and Chief
Executive Officer of certain
mutual funds associated with
Citigroup Inc. (“Citigroup”);
formerly, Portfolio Manager
of Smith Barney Allocation
Series Inc. (from 1996 to
2001) and Smith Barney
Growth and Income Fund
(from 1996 to 2000).

22

Citi Institutional U.S. Treasury Reserves
A D D I T I O N A L   I N F O R M A T I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

OFFICERS:
Andrew B. Shoup	Senior	Since 2003	Director of CAM; Chief	N/A	N/A
CAM	Vice		Administrative Officer of
125 Broad Street	President		mutual funds associated with
New York, NY 10004	and		Citigroup; Head of
Age 47	Chief		International Funds
	Adminis-		Administration of CAM (from
	trative		2001 to 2003); Director of
	Officer		Global Funds Administration
of CAM (from 2000 to 2001);
Head of U.S. Citibank Funds
Administration of CAM
(from 1998 to 2000).
Frances M. Guggino	Chief	Since 2004	Vice President of CGM;	N/A	N/A
CAM	Financial		Chief Financial Officer and
125 Broad Street	Officer		Treasurer of certain mutual
New York, NY 10004	and		funds associated with
Age 46	Treasurer		Citigroup; Controller of
certain mutual funds
associated with Citigroup
(from 2002 to 2004).
Andrew Beagley	Chief Anti-	Since 2002	Director of CGM (since 2000);	N/A	N/A
CAM	Money		Director of Compliance, North
399 Park Avenue	Laundering		America, CAM (since 2000);
4th Floor	Compliance		Chief Anti-Money Laundering
New York, NY 10022	Officer		Compliance Officer, Chief
Age 40			Compliance Officer and Vice
	Chief	Since 2004
	Compliance		President of certain mutual
	Officer		funds associated with Citigroup;
Director of Compliance, Europe,
the Middle East and Africa,
Citigroup Asset Management
(from 1999 to 2000); Com-
pliance Officer, Salomon
Brothers Asset Management
Limited, Smith Barney Global
Capital Management Inc.,
Salomon Brothers Asset
Management Asia Pacific
Limited (from 1997 to 1999).
Wendy S. Setnicka	Controller	Since 2004	Vice President of CGM;	N/A	N/A
CAM			Controller of certain mutual
125 Broad Street			funds associated with Citigroup;
New York, NY 10004			Assistant Controller of CAM
Age 40			(from 2002 to 2004).

23

Citi Institutional U.S. Treasury Reserves
A D D I T I O N A L   I N F O R M A T I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

OFFICERS:
Robert I. Frenkel	Secretary	Since 2000	Managing Director and	N/A	N/A
CAM	Chief	Since 2003	General Counsel, Global
300 First Stamford Place	Legal		Mutual Funds for CAM (since
Stamford, CT 06902	Officer		1994); Secretary of certain
Age 48			mutual funds associated
with Citigroup; Chief Legal
Officer of mutual funds
associated with Citigroup Inc.

*	Mr. Gerken is a Trustee who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Manager and certain of its affiliates.

24

T A X   I N F O R M AT I O N (Unaudited)

Of the ordinary income distributions paid monthly by the Fund during the taxable year ended August 31, 2004, 98.48% was attributable to Federal obligation.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

25

U.S. Treasury Reserves Portfolio
S C H E D U L E O F I N V E S T M E N T S	August 31, 2004

	Principal
	Amount
Issuer	(000’s omitted)	Value

U.S.Treasury Bills — 98.4%

United States Treasury Bill,
due 9/2/04	$137,502	$137,497,435
due 9/9/04	175,641	175,586,444
due 9/16/04	322,557	322,374,239
due 9/23/04	75,000	74,937,514
due 10/7/04	269,841	269,510,275
due 10/21/04	100,000	99,828,698
due 11/4/04	150,000	149,668,444
due 11/18/04	50,000	49,857,000
due 1/6/05	50,000	49,717,557
due 2/3/05	210,196	208,747,084

		1,537,724,690

U.S.Treasury Note — 1.6%

United States Treasury Note,
due 9/30/04	25,000	25,011,698

Total Investments,
at Amortized
Cost	100.0%	1,562,736,388
Other Assets
Less Liabilities	0.0	(24,982)

Net Assets	100.0%	$1,562,711,406

See Notes to Financial Statements.

26

U.S. Treasury Reserves Portfolio
S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S
August 31, 2004

ASSETS:
Investments, at amortized cost and value (Note 1A)	$1,562,736,388
Interest receivable	197,234

Total Assets	1,562,933,622

LIABILITIES:
Management fees payable (Note 2)	101,245
Accrued expenses and other liabilities	120,971

Total Liabilities	222,216

Total Net Assets	$1,562,711,406

REPRESENTED BY:
Capital paid in excess of beneficial interests	$1,562,711,406

See Notes to Financial Statements.

27

U.S Treasury Reserves Portfolio
S T A T E M E N T O F O P E R A T I O N S
For the Year Ended August 31, 2004

INVESTMENT INCOME		$15,922,362

EXPENSES:
Management fees (Note 2)	$2,355,567
Custody and fund accounting fees	347,623
Audit and Legal	74,577
Trustees’ fees	20,401
Other	46,916

Total Expenses	2,845,084
Less: management fee waived (Note 2)	(1,277,723)
fees paid indirectly (Note 1D)	(11)

Net Expenses		1,567,350

Net Investment Income		14,355,012
Net Realized Gain on Investments		184,470

Increase in Net Assets From Operations		$14,539,482

See Notes to Financial Statements.

28

U.S. Treasury Reserves Portfolio
S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S

	Years Ended August 31,

	2004	2003

OPERATIONS:
Net investment income	$14,355,012	$21,614,666
Net realized gain	184,470	345,124

Increase Net Assets From Operations	14,539,482	21,959,790

CAPITAL TRANSACTIONS:
Proceeds from contributions	5,330,944,721	7,288,135,094
Value of withdrawals	(5,241,122,172)	(7,804,910,366)

Increase (Decrease) in Net Assets From
Capital Transactions	89,822,549	(516,775,272)

Increase (Decrease) in Net Assets	104,362,031	(494,815,482)

NET ASSETS:
Beginning of year	1,458,349,375	1,953,164,857

End of year	$1,562,711,406	$1,458,349,375

See Notes to Financial Statements.

29

U.S. Treasury Reserves Portfolio
F I N A N C I A L   H I G H L I G H T S

	Years Ended August 31,

	2004	2003	2002	2001	2000

Ratios/Supplemental Data:
Net Assets, End of Year
(000’s omitted)	$1,562,711	$1,458,349	$1,953,165	$1,387,171	$1,324,688

Ratios to Average Net Assets:
Expenses†	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income	0.91%	1.22%	2.00%	5.13%	5.41%
Total Return	0.92%	1.20%	2.06%	5.24%	5.53%

Note: If the Portfolio’s Manager had not voluntarily waived a portion of its fees from the Portfolio, the ratios would have been as follows:

Ratios to Average Net Assets:
Expenses	0.18%	0.18%	0.20%	0.23%	0.23%
Net investment income	0.83%	1.14%	1.90%	5.00%	5.28%

†	The ratio of expenses to average net assets will not exceed 0.10% as a result of a voluntary expenseslimitation, which may be terminated at any time.

See Notes to Financial Statements.

30

U.S. Treasury Reserves Portfolio
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

1. Organization and Significant Accounting Policies

U.S. Treasury Reserves Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Citi Fund Management Inc. (the “Manager”) acts as the Investment Manager.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with GAAP:

     A.Valuation of Investments. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Portfolio’s use of amortized cost is subject to the Portfolio’s compliance with certain conditions as specified under the 1940 Act.

     B. Investment Income and Expenses. Investment income consists of interest accrued and discount earned (including both original issue and market discount), adjusted for amortization of premium, on the investments of the Portfolio. Expenses of the Portfolio are accrued daily.

     C. IncomeTaxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so that an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

     D. Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

     E. Use of Estimates. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     F. Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

2. Management Fees

The Manager is responsible for overall management of the Portfolio’s business affairs, and has a Management Agreement with the Portfolio. The Manager or an affiliate also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio.

The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at the annual rate of 0.15% of the Funds’ average daily net assets. The management fee amounted to $2,355,567 of which $1,277,723 was vol-

31

U.S. Treasury Reserves Portfolio
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (Continued)

untarily waived for the year ended August 31, 2004. Such waiver is voluntary and may be terminated at any time at the discretion of the manager.

The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Manager or its affiliates.

3. Investment Transactions

Purchases, maturities and sales of U.S. Treasury obligations, aggregated $13,001,957,800 and $12,912,860,314, respectively, for the year ended August 31, 2004.

4. Federal Income Tax Basis of Investment Securities

The Tax Cost of investment securities owned at August 31, 2004, for federal income tax purposes, amounted to $1,562,736,388.

5. Trustee Retirement Plan

The Trustees of the Portfolio have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the plan are unfunded. Two former Trustees are currently receiving payments under the plan. In addition, two other former Trustees received a lump sum payment under the plan during this period. The Portfolio’s allocable share of the expenses of the Plan for the year ended August 31, 2004 was $6,396.

6. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Portfolio’s investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in

32

U.S. Treasury Reserves Portfolio
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (Continued)

exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Portfolio. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

The Portfolio did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

33

U.S. Treasury Reserves Portfolio
R E P O R T   O F   I N D E P E N D E N T   R E G I S T E R E D
P U B L I C   A C C O U N T I N G   F I R M

To the Trustees and Investors of
U.S. Treasury Reserves Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Treasury Reserves Portfolio (a New York Trust) as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 2000 were audited by other auditors whose report thereon, dated October 4, 2000, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Treasury Reserves Portfolio as of August 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 22, 2004

34

U.S. Treasury Reserves Portfolio
A D D I T I O N A L   I N F O R M A T I O N (Unaudited)

     Information about the Trustees and Officers of the Portfolio can be found on pages 19 through 24 of this report.

35

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INVESTMENT MANAGER	TRUSTEES
Citi Fund Management Inc.	Elliott J. Berv
100 First Stamford Place	Donald M. Carlton
Stamford, CT 06902	A. Benton Cocanougher
Mark T. Finn
DISTRIBUTOR	R. Jay Gerken, CFA*
Citigroup Global Markets Inc.	Chairman
Stephen Randolph Gross
TRANSFER AGENT	Diana R. Harrington
Citicorp Trust Bank, fsb.	Susan B. Kerley
125 Broad Street, 11th Floor	Alan G. Merten
New York, NY 10004	R. Richardson Pettit

SUB-TRANSFER AGENT	OFFICERS*
PFPC Inc.	R. Jay Gerken, CFA
P.O. Box 9699	President and Chief Executive Officer
Providence, RI 02940-9699
Andrew B. Shoup
SUB-TRANSFER AGENT AND	Senior Vice President and Chief
CUSTODIAN	Administrative Officer
State Street Bank and Trust Company
225 Franklin Street	Frances M. Guggino
Boston, MA 02110	Chief Financial Officer and Treasurer

INDEPENDENT REGISTERED	Andrew Beagley
PUBLIC ACCOUNTING FIRM	Chief Anti-Money Laundering
KPMG LLP	Compliance Officer and
757 Third Avenue	Chief Compliance Officer
New York, NY 10017
Wendy S. Setnicka
LEGAL COUNSEL	Controller
Bingham McCutchen LLP
150 Federal Street	Robert I. Frenkel
Boston, MA 02110	Secretary and Chief Legal Officer

* Affiliated Person of Investment Manager

CitiFunds Institutional Trust

Citi Institutional U.S. Treasury
Reserves

The fund is a separate investment fund of CitiFunds Institutional Trust, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the fund voted proxies relating to portfolio securities during the 12 month period ending June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on the fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Citi Institutional U.S. Treasury Reserves.

©2004 Citicorp	Citigroup Global Markets Inc.
CFA/INS.US/804
04-7258

Annual Report

CitiSM Institutional Tax Free Reserves August 31, 2004

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

T A B L E O F C O N T E N T S

Letter from the Chairman	1

Manager Overview	3

Fund Facts	7

Portfolio at a Glance—Tax Free Reserves Portfolio	8

Fund Expenses	9

Fund Performance	11

Citi Institutional Tax Free Reserves
Statement of Assets and Liabilities	12

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	19

Additional Information	20

Tax Information	26

Tax Free Reserves Portfolio
Schedule of Investments	27

Statement of Assets and Liabilities	32

Statement of Operations	33

Statements of Changes in Net Assets	34

Financial Highlights	35

Notes to Financial Statements	36

Report of Independent Registered Public Accounting Firm	39

Additional Information	40

L E T T E R   F R O M   T H E   C H A I R M A N

Dear Shareholder,

The Federal Reserve Bank’s (“Fed”) monetary policy committee moved short-term interest rates higher over the 12 months ending August 31, 2004. It raised its target for the federal funds rate[i] from a four-decade low of 1.00% at the start of the period to 1.25% in June, and then increased it again by another 0.25% on August 10, 2004. Following the end of the fund’s reporting period, at its September meeting, the Fed once again increased its target for the federal funds rate to 1.75% . Rising interest rates can act as a brake on robust economic growth, helping to maintain a balance between that growth and the inflation that generally can accompany it.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer
Inflation and job growth picked up and money market yields fluctuated during the past year. Earlier in the period, the rate of gross domestic product (“GDP”)ii growth rose significantly from its levels in early 2003. Although GDP growth tapered off toward the end of the period versus prior levels within the past year, it remained above its quarterly rate during the first half of last year.

Over the past 12 months, short-term municipal securities have posted positive total returns as investors continued to seek out issues amidst a dearth of secondary supply and in reaction to a lighter new issuance calendar for 2004.

Please read on for a more detailed look at how prevailing economic and market conditions during the fund’s fiscal year have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citi-group has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, a former employee and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Cit-igroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 15, 2004

M A N A G E R   OV E R V I E W

Performance Review

As of August 31, 2004, the seven-day current yield for the Citi Institutional Tax Free Reserves was 1.10% and its seven-day effective yield, which reflects compounding, was 1.11% .

Both yields include a voluntary waiver of the management fee. This waiver may be reduced or terminated at any time. If the full management and distribution service fee had been included, the seven-day current yield would have been 0.87% and the seven-day effective yield would have been 0.88% . The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the fund is assumed to be reinvested.

CHARLES K. BARDES Portfolio Manager

The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment. Please note that the performance represents past performance is no guarantee of future results and yields will vary. In addition, your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

CITISM INSTITUTIONAL TAX FREE RESERVES
YIELDS AS OF AUGUST 31, 2004 (Unaudited)

Seven-day current yield	1.10%
Seven-day effective yield	1.11%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed may be worth more or less than their original cost. The fund’s yields will vary and performance of other share classes may differ. Please note that your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Both yields include a voluntary waiver of the management and distribution/service fee. This waiver may be reduced or terminated at any time. If the full management and distribution/service fee had been included, the seven-day current yield would have been 0.87% and the seven-day effective yield would have been 0.88% .These numbers are the same due to rounding.

Market Overview

Earlier in the fund’s fiscal year through early 2004, investors continued to favor shorter-term fixed-income securities amid uneven prospects about the economy, more pronounced concerns about terrorism and war, and stock market volatility. As the New Year commenced, short-term rates fell due to technical factors arising from the “January effect.” The January effect describes a temporary increase in the demand for money market instruments caused by an influx of cash from maturing bonds and coupon interest chasing a dearth of supply. The Bond Market Association Municipal Swap Index, a benchmark for rates on tax-exempt municipal securities, remained near historical lows. Nevertheless, money market funds continued to experience subscriptions, as uncertainty surrounding the economic landscape caused many investors to keep assets in safer havens, such as U.S. Treasuries and money market funds.

January’s Federal Reserve Board’s Beige Book, the summary of commentary on current economic conditions by the Fed, was relatively tame in that growth continued to be modest with almost no change in the labor market conditions and no signifi-cant inflationary pressure. February was a slower month for tax-exempt money market instruments, yet rates on Variable Rate Demand Notesiii (“VRDNs”), short-term tax-exempt instruments whose rates reset daily or weekly, remained in a tight band.

Investors, content with staying in cash equivalents for the time being, continued to focus on the news regarding geopolitical concerns as well as the domestic economic forecast.

April is usually characterized by the expectation that investors will redeem cash from money market funds to pay taxes. Dealers traditionally adjust yields higher on VRDN’s in hopes of minimizing activity by money funds needing to raise cash. Tax-free money funds experienced approximately $3 billion in redemptions during income tax season. The market reacted with a showing of still higher rates, with the Bond Market Association’s benchmark rate approaching 95% of the one-month LIBOR.iv Moreover, economic releases continued to fuel the expectation that the recovery, coupled with the potential rise in inflation, might prompt the Fed to begin to increase borrowing rates.

At the Federal Open Market Committee’s meeting on May 4th, the Fed voted to keep the overnight interbank-lending rate (“federal funds rate”) at 1%. Minutes of the meeting cited changes to the Committee’s previous stance, however, stating, “The committee believes that policy accommodation can be removed at a pace that is likely to be measured.”v

As the bond market continued to fall, tax-free money market instruments remained favorable relative to taxable instruments with comparable maturities and credit quality; the yields on VRDNs in general were consistently greater than 90% of the yields on taxable commercial paper with equivalent credit ratings and maturity dates. Prices on municipal securities maturing in one year, however, were falling, effecting a steepening of the yield curvevi on the short end. Short-term money managers were being selective, as the specter of new supply during the June season of note issuance, combined with the potential for future rate hikes by the Fed, weighed on their investment decisions.

Short-term tax-exempt issues rallied in June, as cash rolling over from coupon interest and maturities was invested into money funds. New issues were well received by the marketplace, as many money managers awash in cash became more aggressive in purchasing notes. The most notable new issue to date was the $3 billion California

Economic Recovery variable-rate bonds, which were part of the bond referendum that received voter approval in March to help close a $12 billion gap in the state. On June 30th, the Fed raised its target for the overnight borrowing fed funds rate by 0.25% to 1.25%, marking the first increase since May 2000. The Fed’s statement reiterated that further increases could come at a “measured” pace, as long as infla-tion remains “relatively low.”

Traditionally, an increase in the demand for money market instruments, caused by an influx of cash from maturing bonds and coupon interest, occurs in July of each year. Assets invested in tax-exempt money funds grew by approximately $35 billion as a result of the “July effect”.vii As the month progressed, the surge in cash led VRDN rates down further, while rates on taxable money market instruments inched higher in anticipation of the prospects for further Fed rate hikes.

On August 10th, the Fed raised its target for the overnight rate again by 25 basis pointsviii to 1.50%, reiterating its objective of accommodative monetary policy. They further increased the rate to 1.75% at their September meeting, after the end of the fund’s reporting period. Meanwhile, investors moved away from money funds into bonds, looking to obtain potentially higher returns, with the belief that the Fed might not raise rates near term as the pace of economic growth slows. In response, dealer-remarketing agents reset VRDN rates higher, hoping to stem the redemption tide. Crossover buyers, such as corporate cash accounts and taxable funds, bought VRDN’s to capitalize on the rate advantage.

National Economy

The fiscal situation of municipalities naturally influences their credit ratings. Looking at the fiscal picture over the past year, on a positive note, the National Conference of State Legislatures reported that U.S. states ended fiscal 2004 with higher balances in their coffers – an increase of approximately 50% percent compared to 2003. Furthermore, states closed an $84 billion budget gap in 2004, although this was due in part to $20 billion in federal assistance. Rainy day fund balances also rose modestly, while state budgets increased in the current fiscal year. However, we anticipate that states’ aggregate balances to potentially fall slightly in fiscal 2005 due to pent-up spending pressures. Furthermore, the growing federal budget deficit will likely reduce the prospects for state aid over the next several years and negatively impact municipal sectors that depend on federal subsidies, such as healthcare and multifamily housing.

In terms of the credit picture of municipalities, the number of states that Standard & Poor’six downgraded during the recent recession was 12, exceeding the 11 downgraded during the early 90s. But despite the increase in downgrades and expectations that balances in state coffers may potentially drop somewhat, typical credit ratings of municipal money market instruments have remained high, recently averaging “AA” (Standard & Poor’s rating/disclaimer needed, sourcing S&P). Compared to other longer-term maturity categories of municipal fixed-income instruments, the municipal money market sector remains one of the most creditworthy of the sectors.

Summary

Short-term municipals have posted positive total returns, as investors continue to search for bonds amidst a dearth of secondary supply along with a lighter new issue calendar for 2004. Short-term fixed rate note issuance is expected to total about $40 billion, as many states have not needed to tap the market as much as in years past. However, investors may take a more cautious approach ahead of potentially more rate increases by the Fed. Municipals continue to offer favorable after-tax (taxable equivalent) yields versus their fixed-income counterpart with similar maturities and credit quality for investors in middle- and higher-income tax brackets.

Thank you for your investment in the CitiSM Institutional Tax Free Reserves. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Charles K. Bardes
Portfolio Manager

September 15, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice.Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the fund.

i	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve dis- trict bank charge other banks that need overnight loans.

ii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

iii	Variable rate demand notes are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

iv	The London Interbank Offered Rate (LIBOR) is the interest rate offered by a specific group of Lon- don banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including Adjustable Rate Mortgages (ARMs).

v	Source: Federal Reserve Board.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii	Based upon approximations; sources include published reports based upon data from the Investment Company Institute.

viii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

ix	Standard and Poor’s is a nationally recognized credit rating agency.

F U N D   F A C T S

Fund Objective

Provide its shareholders high levels of current income which is exempt from federal income taxes*, preservation of capital and liquidity.

Investment Manager	Dividends
Citi Fund Management Inc.	Declared daily, paid monthly

Commencement of Operations	Capital Gains
May 21, 1997	Distributed annually, if any

Net Assets as of 8/31/04	Benchmark**
$1,050.8 million	• iMoneyNet, Inc.
Institutional Tax Free
Money Market Funds Average

*	A portion of the income may be subject to the Federal Alternative Minimum Tax (AMT). Consult your personal tax adviser.

**	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Citi is a service mark of Citicorp.

T A X   F R E E   R E S E R V E S   P O R T F O L I O

PORTFOLIO AT A GLANCE (Unaudited)

Investment Breakdown†

February 29, 2004

August 31, 2004

†As a percentage of total investments. Please note that Portfolio holdings are subject to change.

F U N D  E X P E N S E S (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2004 and held for the six months ended August 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual	Beginning	Ending	Annualized	Expenses
	Total	Account	Account	Expense	Paid During
	Return(2)	Value	Value	Ratio	the Period(3)

Citi Institutional Tax
Free Reserves	0.44%	$1,000.00	$1,004.40	0.21%	$1.06

(1)	For the six months ended August 31, 2004.

(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value.

(3)	Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 366.

F U N D  E X P E N S E S (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Citi Institutional Tax
Free Reserves	5.00%	$1,000.00	$1,024.08	0.21%	$1.07

(1)	For the six months ended August 31, 2004.

(2)	Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half- year, then divided by 366.

F U N D  P E R F O R M A N C E

Total Returns (Unaudited)

			Since
	One	Five	May 21, 1997
All Periods Ended August 31, 2004	Year	Years*	Inception*

Citi Institutional Tax Free Reserves	0.83%	2.14%	2.51%
iMoneyNet, Inc. Institutional Tax Free
Money Market Funds Average	0.63	1.92%	2.30%†
* Average Annual Total Return
† From 5/31/97
7-Day Yields
Annualized Current	1.10%
Effective	1.11%

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield may be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Comparison of 7-Day Yields For Citi Institutional Tax Free Reserves vs. iMoneyNet, Inc. Institutional Tax Free Money Market Funds Average

As illustrated, Citi Institutional Tax Free Reserves provided a higher annualized seven-day yield compared to that of the iMoneyNet, Inc. Institutional Tax Free Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund ReportTM, for the one year period.

Note: Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund’s returns and yields would have been lower.

Citi Institutional Tax Free Reserves
S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S

August 31, 2004

ASSETS:
Investment in Tax Free Reserves Portfolio, at value (Note 1)	$1,051,133,795

LIABILITIES:
Dividends payable	215,907
Management fees payable (Note 3)	52,644
Accrued expenses and other liabilities	101,523

Total Liabilities	370,074

Total Net Assets for 1,050,832,836 shares of beneficial interest outstanding	$1,050,763,721

NET ASSETS:
Par value of shares of beneficial interest
($0.00001 par value, unlimited shares authorized)	$10,508
Capital paid in excess of par value	1,050,822,328
Accumulated net realized loss from investment transactions	(69,115)

Total Net Assets	$1,050,763,721

Net Asset Value, Offering Price and Redemption Price Per Share	1.00

Citi Institutional Tax Free Reserves
S T A T E M E N T O F O P E R A T I O N S
For the Year Ended August 31, 2004

INVESTMENT INCOME:
Income from Tax Free Reserves Portfolio	$12,173,747
Allocated net expenses from Tax Free Reserves Portfolio	(1,735,635)

Total Investment Income		$10,438,112

EXPENSES:
Management fees (Note 3)	1,154,878
Distribution/Service fees (Note 4)	1,154,878
Audit and legal	84,110
Transfer agency services	75,207
Shareholder communications	47,140
Blue Sky fees	30,001
Custody and fund accounting fees	18,431
Trustees’ fees	16,499
Registration fees	12,697
Other	17,436

Total Expenses	2,611,277
Less: management and distribution/service
fees waived (Notes 3 and 4)	(1,642,307)

Net Expenses		968,970

Net Investment Income		9,469,142
Net Realized Loss on Investments From Tax Free Reserves Portfolio		(27,319)

Increase in Net Assets From Operations		$9,441,823

See Notes to Financial Statements.

Citi Institutional Tax Free Reserves

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S

	Years Ended August 31

	2004	2003

OPERATIONS:
Net investment income	$9,469,142	$10,394,774
Net realized loss	(27,319)	(41,796)

Increase in Net Assets From Operations	9,441,823	10,352,978

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(9,469,142)	(10,394,774)
Net realized gain	—	(118,884)

Decrease in Net Assets From Distributions
to Shareholders	(9,469,142)	(10,513,658)

TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST AT NET ASSET VALUE OF $1.00
PER SHARE (NOTE 5):
Net proceeds from sale of shares	9,573,448,412	8,337,660,317
Net asset value of shares issued for
reinvestment of distributions	7,441,470	7,929,067
Cost of shares repurchased	(9,506,047,026)	(8,282,318,979)

Increase in Net Assets From Transactions
in Shares of Beneficial Interest	74,842,856	63,270,405

Increase in Net Assets	74,815,537	63,109,725

NET ASSETS:
Beginning of year	975,948,184	912,838,459

End of year	$1,050,763,721	$975,948,184

See Notes to Financial Statements.

CitiFunds Institutional Tax Free Reserves

F I N A N C I A L  H I G H L I G H T S

	Years Ended August 31,

	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Year	$1.00000	$1.00000	$1.00000	$1.00000	$1.00000
Net investment income and
net realized gains	0.00824	0.01068	0.01607	0.03407	0.03182
Distributions from net investment
income and net realized gains	(0.00824)	(0.01068)	(0.01607)	(0.03407)	(0.03182)

Net Asset Value, End of Year	$1.00000	$1.00000	$1.00000	$1.00000	$1.00000

Ratios/Supplemental Data:
Net Assets, End of Year
(000’s omitted)	$1,050,764	$975,948	$912,838	$232,767	$175,976
Ratios to Average Net Assets:
Expenses†#	0.23%	0.25%	0.25%	0.25%	0.25%
Net investment income†	0.82%	1.03%	1.50%	3.36%	3.71%
Total Return	0.83%	1.07%	1.62%	3.46%	3.74%

Note: If the Fund’s Manager and Distributor and Manager of Tax Free Reserves Portfolio had not voluntarily waived all or a portion of their fees from the Fund, net investment income per share and ratios would have been as follows:

Net Investment Income Per Share	$0.00578	$0.00852	$0.01389	$0.02760	$0.02737
Ratios to Average Net Assets:
Expenses†	0.46%	0.47%	0.56%	0.94%	0.91%
Net investment income†	0.59%	0.81%	1.19%	2.67%	3.05%

†	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses
#	The ratio of expenses to average net assets will not exceed 0.25%, as a result of a voluntary expenses limitation, which may be terminated at any time. Effective April 27, 2004, the ratio ofexpenses to average net assets was reduced to 0.20%.

See Notes to Financial Statements.

Citi Institutional Tax Free Reserves

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

1. Organization and Significant Accounting Policies

Citi Institutional Tax Free Reserves (the “Fund”) is a separate non-diversified series of CitiFunds Institutional Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Fund invests all of its investable assets in Tax Free Reserves Portfolio (the “Portfolio”), a management investment company for which Citi Fund Management Inc. (the “Manager”) serves as Investment Manager. The value of such investment reflects the Fund’s proportionate interest (approximately 70% at August 31, 2004) in the net assets of the Portfolio. Citigroup Global Markets Inc. (“CGM”) is the Fund’s Distributor. Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acts as the Fund’s transfer agent.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

     A. Investment Valuation. Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

     B. Investment Income. The Fund earns income, net of Portfolio expenses, daily on its investment in the Portfolio.

     C. Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies, including Subchapter M, and to distribute to shareholders all of its net investment income. Accordingly, no provision for federal income or excise tax is necessary. Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

     D. Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more Funds in a series are allocated in proportion to the average net assets of each fund, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

     E. Use of Estimates. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Citi Institutional Tax Free Reserves

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (Continued)

     F. Method of Allocation. All the net investment income of the Portfolio is allocated pro rata, based on respective ownership interest, among the Fund and other investors in the Portfolio at the time of such determination.

2. Dividends

The net income of the Fund is determined once daily, as of 12:00 noon Eastern Time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the Shareholder Servicing Agent) on or prior to the last business day of the month.

3. Management Fee

The management fees are computed at an annual rate of 0.10% of the Fund’s average daily net assets. The management fees paid to the Manager amounted to $1,154,878, of which $487,429 was voluntarily waived for the year ended August 31, 2004. The Manager serves as the Manager for the Portfolio, and receives management fees, before any waivers, at an annual rate of 0.20% of the Portfolio’s average daily net assets. Such waivers are voluntary and may be terminated at any time at the discretion of the Manager.

The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

4. Distribution/Service Fees

The Fund adopted a Service Plan pursuant to rule 12b-1 under the 1940 Act. The Service Plan allows the Fund to pay monthly fees at an annual rate not to exceed 0.10% of the average daily net assets. The Service fees paid amounted to $1,154,878, all of which were voluntarily waived for the year ended August 31, 2004. Such waiver is voluntary and may be terminated at any time. These fees may be used to make payments to the distributor and to Service Agents or others as compensation for the sale of Fund shares or for advertising, marketing or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund may also make payments to the distributor and others for providing personal service or the maintenance of shareholder accounts.

5. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

Citi Institutional Tax Free Reserves

N O T E S  T O   F I N A N C I A L   S T A T E M E N T S (Continued)

6. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31 were as follows:

	2004	2003

Tax-exempt Income	$9,469,142	$10,400,072
Ordinary Income	—	113,586

Total distributions paid	$9,469,142	$10,513,658

On August 31, 2004, the Fund had a net capital loss carryforward of $42,115, of which $9,272 expires on August 31, 2011 and $32,843 expires on August 31, 2012. This amount will be available to offset like amounts of any future taxable gains.

As of August 31, 2004, there were no significant differences between book and tax components of net assets.

7.Trustee Retirement Plan

The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003.) Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Bene-fits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, two other former Trustees received a lump sum payment under the plan during this period. The Fund’s allocable share of the expenses of the Plan for the year ended August 31, 2004 was $3,432.

8. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange,

Citi Institutional Tax Free Reserves

N O T E S  T O   F I N A N C I A L   S T A T E M E N T S (Continued)

had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

Citi Institutional Tax Free Reserves

R E P O RT  O F  I N D E P E N D E N T  R E G I S T E R E D  P U B L I C  A C C O U N T I N G  F I R M

To the Board of Trustees and Shareholders of Citi Institutional Tax Free Reserves:

We have audited the accompanying statement of assets and liabilities of Citi Institutional Tax Free Reserves of CitiFunds Institutional Trust (the “Trust”) (a Massachusetts business trust) as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each year ended August 31, 2000, was audited by other auditors whose report thereon, dated October 4, 2000, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Institutional Tax Free Reserves of CitiFunds Institutional Trust as of August 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 22, 2004

Citi Institutional Tax Free Reserves

A D D I T I O N A L   I N F O R M A T I O N (Unaudited)

Information about Trustees and Officers The business and affairs of the Citi Institutional Tax Free Reserves (the “Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling 1-800-451-2010.

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

NON-INTERESTED
TRUSTEES:
Elliott J. Berv	Trustee	Since 2001	President and Chief Operations	36	Board
c/o R. Jay Gerken			Officer, Landmark City (real		Member,
Citigroup Asset			estate development) (since		American
Management (“CAM”)			2002); Executive Vice		Identity Corp.
399 Park Avenue			President and Chief Operations		(doing
New York, NY 10022			Officer, DigiGym Systems		business as
Age 61			(on-line personal training		Morpheus
			systems) (since 2001); Chief		Technologies)
			Executive Officer, Rocket City		(biometric
			Enterprises (internet service		information
			company) (from 2000 to		management)
			2001); President, Catalyst		(since 2001;
			(consulting) (since 1984).		consultant
since 1999);
Director,
Lapoint
Industries
(industrial fil-
ter company)
(since 2002);
Director,
Alzheimer’s
Association
(New England
Chapter)
(since 1998).
Donald M. Carlton	Trustee	Since 2001	Consultant, URS Corporation	31	Director,
c/o R. Jay Gerken			(engineering) (since 1999);		American
CAM			former Chief Executive Officer,		Electric Power
399 Park Avenue			Radian International LLC		(electric
New York, NY 10022			(engineering) (from 1996 to		utility) (since
Age 67			1998), Member of Management		1999);
			Committee, Signature Science		Director,
			(research and development)		Valero Energy
			(since 2000).		(petroleum
refining)
(since 1999);
Director,
National
Instruments
Corp. tech-
nology) (since
1994 ).

Citi Institutional Tax Free Reserves

A D D I T I O N A L   I N F O R M A T I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

A. Benton Cocanougher	Trustee	Since 2001	Interim Chancellor, Texas A&M	31	Former Direc-
c/o R. Jay Gerken			University system (since 2003);		tor, Randall’s
CAM			former special Advisor to the		Food Markets,
399 Park Avenue			President, Texas A&M		Inc. (from
New York, NY 10022			University (2002-2003); former		1990 to 1999);
Age 66			Professor, Texas A&M		former Direc-
			University (since 2001);		tor, First
			former Dean and Professor of		American
			Marketing, College and		Bank and
			Graduate School of Business		First American
			of Texas A & M University		Savings Bank
			(from 1987 to 2001).		(from 1994
					to 1999	).
Mark T. Finn	Trustee	Since 2001	Adjunct Professor, College of	36	None
c/o R. Jay Gerken			William & Mary (since 2002);
CAM			Principal/member, Balvan
399 Park Avenue			Partners (since March 2002);
New York, NY 10022			Chairman (investment manage-
Age 61			ment), Chief Executive Officer
and Owner, Vantage Consulting
Group, Inc. (investment
advisory and consulting firm)
(since 1988); former Vice
Chairman and Chief Operating
Officer, Lindner Asset
Management Company
(mutual fund company) (1999-
2001); former President and
Director, Delta Financial, Inc.
(investment advisory firm)
(from 1983 to 1999).
Former General Partner and
Shareholder, Greenwich
Ventures, LLC (investment
partnership) (1996 to 2001);
former President, Secretary
and Owner, Phoenix Trading
Co. (commodity trading
advisory firm) (from 1997
to 2000).

Citi Institutional Tax Free Reserves

A D D I T I O N A L   I N F O R M A T I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

Stephen Randolph Gross	Trustee	Since 2001	Partner, Capital Investment	31	Director,
c/o R. Jay Gerken			Advisory Partners (consulting)		United Telesis,
CAM			(since January 2000); former		Inc. (telecom-
399 Park Avenue			Chief Operating Officer General		munications)
New York, NY 10022			Media Communications (from		(since 1997);
Age 57			March 2003 to August 2003);		Director,
			former Managing Director,		eBank.com,
			Fountainhead Ventures, LLC		Inc. (since
			(consulting) (from 1998 to 2002);		1997); Direc-
			former Secretary, Carint N.A.		tor, Andersen
			(manufacturing) (1988-2002);		Calhoun, Inc.
			former Treasurer, Hank Aaron		(assisted
			Enterprises (fast food franchise)		living) (since
			(from 1985 to 2001); Chairman,		1987); former
			Gross, Collins PCHLB		Director,
			(accounting firm) (since 1979);		Charter Bank,
			Treasurer, Coventry Limited,		Inc. (from
			Inc. (since 1985).		1987 to 1997);
former Direc-
tor, Yu Save,
Inc. (internet
company)
(from 1998 to
2000); former
Director, Hot-
palm, Inc.
(wireless
applications)
(from 1998 to
2000 ).
Diana R. Harrington	Trustee	Since 1992	Professor, Babson College	36	None
c/o R. Jay Gerken			(since 1993).
CAM
399 Park Avenue
New York, NY 10022
Age 64
Susan B. Kerley	Trustee	Since 1992	Consultant, Strategic	36	Director,
c/o R. Jay Gerken			Management Advisors,		Eclipse Funds
CAM			LLC (investment consulting)		(currently
399 Park Avenue			(since 1990).		supervises 12
New York, NY 10022					investment
Age 53					companies
in fund com-
plex) (since
1990 ).

Citi Institutional Tax Free Reserves

A D D I T I O N A L   I N F O R M A T I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

Alan G. Merten	Trustee	Since 2001	President, George Mason	31	Director,
c/o R. Jay Gerken			University (since 1996).		Former
CAM					Comshare, Inc.
399 Park Avenue					(information
New York, NY 10022					technology)
Age 63					(from 1985 to
2003); Direc-
tor, Digital Net
Holdings, Inc.
(since 2003).
R. Richardson Pettit	Trustee	Since 2001	Professor of Finance,	31	None
c/o R. Jay Gerken			University of Houston
CAM			(from 1977 to 2002);
399 Park Avenue			independent consultant
New York, NY 10022			(since 1984).
Age 62

INTERESTED
TRUSTEE:
R. Jay Gerken, CFA*	Chairman,	Since 2002	Managing Director of Citigroup	Chairman	N/A
CAM	President,		Global Management (“CGM”)	of the
399 Park Avenue	and Chief		(since 1996); Chairman, President,	Board,
New York, NY 10022	Executive		and Chief Executive Officer of	Trustee or
Age 53	Officer		Smith Barney Fund Management	Director
			LLC (“SBFM”), Travelers	of 220
Investment Advisers, Inc. (“TIA”)
and Citi Fund Management Inc.
(“CFM”); President and Chief
Executive Officer of certain
mutual funds associated with
Citigroup Inc. (“Citigroup”);
formerly, Portfolio Manager of
Smith Barney Allocation Series
Inc. (from 1996 to 2001) and
Smith Barney Growth and Income
Fund (from 1996 to 2000).

Citi Institutional Tax Free Reserves

A D D I T I O N A L   I N F O R M A T I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

OFFICERS:
Andrew B. Shoup	Senior	Since 2003	Director of (CAM); Chief	N/A	N/A
CAM	Vice		Administrative Officer of
125 Broad Street	President		mutual funds associated with
New York, NY 10004	and		Citigroup; Head of
Age 47	Chief		International Funds
	Adminis-		Administration of CAM (from
	trative		2001 to 2003); Director of
	Officer		Global Funds Administration
of CAM (from 2000 to 2001);
Head of U.S. Citibank Funds
Administration of CAM
(from 1998 to 2000).
Frances M. Guggino	Chief	Since 2004	Vice President of CGM;	N/A	N/A
CAM	Financial		Chief Financial Officer and
125 Broad Street	Officer		Treasurer of certain mutual
New York, NY 10004	and		funds associated with
Age 46	Treasurer		Citigroup; Controller of
certain mutual funds
associated with Citigroup
(from 2002 to 2004).
Andrew Beagley	Chief	Since 2002	Director of CGM (since 2000);	N/A	N/A
CAM	Anti-		Director of Compliance, North
399 Park Avenue	Money		America, CAM (since 2000);
4th Floor	Launder-		Chief Anti-Money Laundering
New York, NY 10022	ing Com-		Compliance Officer, Chief
Age 40	pliance		Compliance Officer and Vice
	Officer		President of certain mutual funds
	Chief	Since 2004	associated with Citigroup;
	Compli-		Director of Compliance, Europe,
	ance		the Middle East and Africa,
	Officer		Citigroup Asset Management
(from 1999 to 2000); Compliance
Officer, Salomon Brothers Asset
Management Limited, Smith
Barney Global Capital Manage-
ment Inc., Salomon Brothers
Asset Management Asia Pacific
Limited (from 1997 to 1999).
Wendy S. Setnicka	Controller	Since 2004	Vice President of CGM;	N/A	N/A
CAM			Controller of certain funds
125 Broad Street			associated with Citigroup;
New York, NY 10004			Assistant Controller of CAM
Age 40			(from 2002 to 2004).

Citi Institutional Tax Free Reserves

A D D I T I O N A L   I N F O R M A T I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

OFFICERS:
Robert I. Frenkel	Secretary	Since 2000	Managing Director and	N/A	N/A
CAM	Chief	Since 2003	General Counsel, Global
300 First Stamford Place	Legal		Mutual Funds for CAM (since
Stamford, CT 06902	Officer		1994); Secretary of certain
Age 48			mutual funds associated
with Citigroup; Chief Legal
Officer of mutual funds
associated with Citigroup Inc.

*	Mr. Gerken is a Trustee who is an “interested person” of the Fund as defined in the Investment Com- pany Act of 1940, as amended, because he is an officer of the Manager and certain of its affiliates.

TA X  I N F O R M A T I O N (Unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended August 31, 2004 qualify as tax-exempt dividends for federal income tax purposes.

Please retain this information for your records.

Tax Free Reserves Portfolio
S C H E D U L E O F I N V E S T M E N T S		August 31, 2004

	Principal
	Amount
Issuer	(000’s omitted)	Value

Annual & Semi-Annual Tender Revenue
Bonds & Notes (Puts) — 12.0%

Allegheny County,
Pennsylvania, Hospital
Development Authority
Revenue,
1.75% due 5/1/05	$6,740	$6,746,607
Chicago, Illinois, O’Hare
International Airport
Revenue,
6.00% due 1/1/05	2,165	2,200,680
Detroit, Michigan, Sewer
Disposal Revenue*,
1.55% due 7/1/31	17,000	17,000,000
Georgia State, Road &
Tollway Authority,
2.25% due 10/1/04	8,515	8,523,096
Indiana Health Facilities
Finance Authority
Hospital Revenue,
1.05% due 3/1/05	17,000	17,000,000
Indiana Health Facilities
Finance Authority
Hospital Revenue,
1.73% due 7/5/05	10,000	10,000,000
Maryland State
Community
Development
Administration, AMT,
1.25% due 12/21/04	3,500	3,500,000
Maryland State
Department of
Transportation,
3.00% due 12/15/04	5,000	5,029,207
Metropolitan
Government,
Nashville and
Davidson County,
Tennessee, Health
and Educational
Facility Board,
1.65% due 8/3/05	6,000	6,000,000
Michigan State Housing
Development
Authority, AMT,
1.20% due 12/15/04	9,000	9,000,000
Minnesota State Housing
Finance Agency, AMT,
1.20% due 12/23/04	8,000	8,000,000
Montana State,
1.20% due 3/1/05	9,250	9,250,000
Old Rochester,
Massachusetts,
Regional School
District,
2.00% due 2/18/05	15,000	15,058,685
Plaquemines, Louisiana,
Port Harbor &
Terminal Facilities	6,000	6,011,820
Revenue,
1.75% due 9/1/05
Temple University of the
Commonwealth
System of Higher
Education, Pennsylvania,
2.25% due 5/2/05	3,500	3,522,548
Texas State Public
Finance Authority
Revenue,
1.10% due 9/22/04	25,000	25,000,000
University of South
Carolina, Athletic
Facilities Revenue,
2.00% due 3/18/05	11,610	11,672,332
Vermont Educational
and Health Buildings
Financing Agency,
1.10% due 11/1/04	9,900	9,900,000
Washington County,
Pennsylvania, Hospital
Authority Revenue,
2.25% due 7/1/05	8,835	8,874,781

		182,289,756

Bond, Revenue,Tax,Tax & Revenue
Anticipation Notes & Cash Anticipation
Certificate — 11.8%

Essex County,
New Jersey, BANs,
2.00% due 11/4/04	42,000	42,058,031
Hudson, Massachusetts,
BANs,
2.00% due 5/13/05	20,000	20,102,996
Iowa School Corps,
Cash Anticipation
Certificate
due 6/30/05	40,000	40,459,040
Milton, Massachusetts,
BANs,
2.00% due 10/29/04	36,000	36,054,345
Sacramento County,
California,Tax &
TRANs,
3.00% due 7/11/05	10,000	10,113,849
Saint Louis, Missouri,
General Fund
Revenue,TRANs,
3.00% due 6/28/05	5,000	5,056,602
Tyngsborough,
Massachusetts, BANs,
2.00% due 11/4/04	24,908	24,948,072

		178,792,935

Tax Free Reserves Portfolio
S C H E D U L E O F I N V E S T M E N T S (Continued)	August 31, 2004

	Principal
	Amount
Issuer	(000’s omitted)	Value

General Obligation Bonds
& Notes — 5.8%

Chicago, Illinois,
1.05% due 12/9/04	$12,000	$12,000,000
Connecticut State,
2.00% due 3/1/05	14,000	14,068,153
Framingham,
Massachusetts,
2.75% due 3/1/05	7,570	7,618,399
Georgia State,
2.00% due 3/1/05	3,020	3,034,404
Mecklenberg County,
North Carolina,
2.00% due 2/1/05	16,000	16,060,338
Michigan State,
2.00% due 9/30/04	15,000	15,012,085
New Britain, CT,
2.00% due 4/8/05	12,000	12,055,343
Philadelphia,
Pennsylvania,
School District,
3.00% due 6/30/05	7,500	7,584,873

		87,433,595

Variable Rate Demand Notes* — 66.5%

ABN-Amro Munitops
Certificates Trust,
due 4/5/06	16,000	16,000,000
ABN-Amro Munitops
Certificates Trust, AMT
due 7/5/06	9,000	9,000,000
ABN-Amro Munitops
Certificates Trust,
due 3/7/07	4,000	4,000,000
ABN-Amro Munitops
Certificates Trust,
due 7/4/07	5,000	5,000,000
ABN-Amro Munitops
Certificates Trust,
due 9/1/09	4,965	4,965,000
ABN-Amro Munitops
Certificates Trust,
due 12/1/09	15,000	15,000,000
ABN-Amro Munitops
Certificates Trust,
due 2/1/11	8,590	8,590,000
Akron Bath Copley,
Ohio, Hospital
District Revenue,
due 11/1/34	15,000	15,000,000
Alaska State Housing
Finance Corp.,
due 6/1/07	11,850	11,850,000
Arapahoe County,
Colorado, Water &
Wastewater Revenue,
due 6/1/08	4,720	4,720,000
Atlanta, Georgia,
Airport Revenue,
due 1/1/30	35,500	35,500,000
Atlanta, Georgia, Water
& Wastewater
Revenue,
due 11/1/33	6,000	6,000,000
Calcasieu Parish,
Louisiana, Industrial
Development Board,
AMT,
due 6/1/25	3,400	3,400,000
California Housing
Finance Agency
Revenue, AMT,
due 2/1/32	6,300	6,300,000
Charleston, South
Carolina, Waterworks
and Sewer Revenue,
due 1/1/33	8,000	8,000,000
Chattanooga,Tennessee,
Health Education and
Housing,
due 11/1/18	10,000	10,000,000
Chicago, Illinois,
due 1/1/23	29,996	29,996,000
Chicago, Illinois,
Multi-Family Housing
Revenue,
due 7/15/39	12,000	12,000,000
Chicago, Illinois, O’Hare
International Airport
Revenue,
due 9/11/09	1,330	1,330,000
Chicago, Illinois, O’Hare
International Airport
Revenue,
due 7/1/10	17,150	17,150,000
Cincinnati, Ohio, City
School District,
due 6/1/10	3,855	3,855,000
Clarksville,Tennessee,
Public Building
Authority,
due 7/1/31	4,210	4,210,000
Clarksville,Tennessee,
Public Building
Authority,
due 7/1/34	1,300	1,300,000
Cleveland, Cuyahoga
County, Ohio,
due 1/1/33	20,000	20,000,000

Tax Free Reserves Portfolio	August 31, 2004
S C H E D U L E O F I N V E S T M E N T S (Continued)

	Principal
	Amount
Issuer	(000’s omitted)	Value

Variable Rate Demand
Notes* — 66.5% (cont’d.)

Delaware State
Economic
Development
Authority,
due 12/1/15	$25,000	$25,000,000
Detroit, Michigan, City
School District,
due 5/1/11	1,750	1,750,000
District of Columbia
Revenue,
due 3/1/28	2,680	2,680,000
Du Page County, Illinois,
due 4/1/30	9,700	9,700,000
Du Page County, Illinois,
due 10/15/38	15,000	15,000,000
Elmhurst, Illinois,
due 7/1/18	3,800	3,800,000
Everett, Washington,
due 12/1/21	2,600	2,600,000
Forsyth County,
Georgia, Development
Authority Revenue,
due 9/1/25	5,000	5,000,000
Franklin County, Ohio,
Hospital Revenue,
due 11/1/25	21,955	21,955,000
Franklin County, Ohio,
Hospital Revenue,
due 11/1/33	20,000	20,000,000
Fulton County, Georgia,
Development
Authority Revenue,
due 12/1/12	2,000	2,000,000
Georgia Municipal Gas
Authority,
due 1/1/08	56,185	56,185,000
Golden State Tobacco
Securitization,
due 6/1/33	6,000	6,000,000
Greeneville,Tennessee,
Health & Educational
Facilities Board
Revenue, AMT
due 8/1/32	20,000	20,000,000
Gulf Coast Waste
Disposal Authority,
Texas Pollution
Control Revenue,
due 5/1/23	4,300	4,300,000
Gwinnett County,
Georgia, Hospital
Authority Revenue,
due 7/1/32	10,000	10,000,000
Gwinnett County,
Georgia, Industrial
Development
Revenue,
due 5/1/22	10,000	10,000,000
Harris County,Texas,
Health Facilities
Development,
due 9/1/31	1,500	1,500,000
Hillsborough County,
Florida, School Board,
due 1/1/12	7,000	7,000,000
Illinois Housing
Development
Authority, AMT
due 5/1/27	8,920	8,920,000
Illinois Housing
Development
Authority, AMT
due 8/1/34	7,000	7,000,000
Illinois State,
due 11/1/16	10,355	10,355,000
Indiana State
Development
Finance Authority,
Environmental
Revenue, AMT
due 8/1/39	11,000	11,000,000
Los Angeles, California,
Water & Power
Revenue,
due 7/1/35	3,000	3,000,000
Lower Neches Valley
Authority,Texas,
Pollution Control
Revenue,
due 2/15/17	10,000	10,000,000
Lower Neches Valley
Authority,Texas,
Pollution Control
Revenue,
due 4/1/29	8,600	8,600,000
Maine Health and
Higher Educational
Facilities,
due 7/1/19	2,460	2,460,000
Maine State Housing
Authority Mortgage
Purchase,
due 5/15/07	5,540	5,540,000
Manatee County, Florida,
Housing Finance
Authority, AMT
due 1/15/37	10,000	10,000,000

Tax Free Reserves Portfolio	August 31, 2004
S C H E D U L E O F I N V E S T M E N T S (Continued)

	Principal
	Amount
Issuer	(000’s omitted)	Value

Variable Rate Demand
Notes* — 66.5% (cont’d.)

Maryland State Health
and Higher
Educational Facilities
Authority,
due 7/1/23	$11,805	$11,805,000
Massachusetts State,
due 1/1/17	14,425	14,425,000
Massachusetts State,
due 8/1/19	21,295	21,295,000
Massachusetts State
Health and
Educational Facilities,
due 7/1/29	6,280	6,280,000
Massachusetts State
Industrial Finance
Agency,
due 11/1/25	1,855	1,855,000
Memphis,Tennessee,
Electrical System
Revenue,
due 12/1/10	9,250	9,250,000
Memphis,Tennessee,
Electrical System
Revenue,
due 12/1/11	19,485	19,485,000
Metropolitan
Government,
Nashville and
Davidson County,
Tennessee, Health
and Educational
Facility Board,
due 10/1/32	145	145,000
Metropolitan
Transportation
Authority, New York,
Revenue,
due 11/1/34	10,000	10,000,000
Michigan State,
due 9/15/08	14,000	14,000,000
Milwaukee, Wisconsin,
Redevelopment
Authority,
Multi-Family Housing
Revenue,
due 12/1/30	1,000	1,000,000
Minnesota State Higher
Education Facilities
Authority Revenue,
due 10/1/30	2,200	2,200,000
Minnetonka, Minnesota,
Multi-Family Housing
Revenue,
due 11/15/31	5,000	5,000,000
Missouri State, Health
and Educational
Facilities Revenue,
due 6/1/26	6,585	6,585,000
Montgomery County,
Tennessee, Public
Building Authority
Pooled Financing
Revenue,
due 7/1/34	7,000	7,000,000
Morristown,Tennessee,
Industrial
Development
Board, AMT,
due 2/1/15	4,250	4,250,000
Murray City, Utah,
Hospital Revenue,
due 5/15/36	11,000	11,000,000
New Hanover County,
North Carolina,
due 3/1/14	2,250	2,250,000
New Hanover County,
North Carolina,
due 3/1/15	2,250	2,250,000
New Hanover County,
North Carolina,
due 3/1/16	2,250	2,250,000
New York State Local
Government
Assistance Corp,
due 4/1/21	200	200,000
North Carolina Capital
Facilities Finance
Agency,
due 9/1/31	1,100	1,100,000
North Carolina Medical
Care Commission,
due 6/1/30	25,000	25,000,000
Oakland, California,
due 1/15/32	4,100	4,100,000
Ohio State Air Quality
Development
Authority Revenue,
AMT,
due 6/1/24	9,000	9,000,000
Palm Beach County,
Florida, Health
Facilities Authority
Revenue,
due 12/1/31	1,400	1,400,000
Pennsylvania Housing
Finance Agency, AMT
due 4/1/34	25,000	25,000,000
Pennsylvania State,
due 12/1/08	6,745	6,745,000
Pennsylvania State
Turnpike Commission,
due 6/1/11	4,995	4,995,000

Tax Free Reserves Portfolio	August 31, 2004
S C H E D U L E O F I N V E S T M E N T S (Continued)

	Principal
	Amount
Issuer	(000’s omitted)	Value

Variable Rate Demand
Notes* — 66.5% (cont’d.)

Rhode Island State
Health and
Educational Building
Corp.,
due 10/1/31	$2,700	$2,700,000
Rhode Island State
Industrial Facilities
Corp., AMT,
due 11/1/05	1,060	1,060,000
Rockdale County,
Georgia, Hospital
Authority,
due 10/1/33	14,700	14,700,000
Roswell, Georgia,
Multi-Family Housing
Authority,
due 8/1/27	2,500	2,500,000
Sevier County,
Tennessee, Public
Building Authority,
due 6/1/17	1,125	1,125,000
South Carolina
Education Facilities
Authority,
due 12/1/22	9,700	9,700,000
South Carolina Jobs
Economic
Development
Authority,
due 11/1/31	46,400	46,400,000
South Carolina
Transportation
Infrastructure
Revenue,
due 10/1/21	2,495	2,495,000
South Dakota Housing
Development
Authority,
due 5/1/34	27,000	27,000,000
South Dakota State
Health and
Educational Facilities
Authority,
due 9/1/27	22,800	22,800,000
Stevenson, Alabama,
Industrial
Development,
Board Revenue, AMT,
due 2/1/34	15,000	15,000,000
Tarrant County,Texas,
Health Facilities
Development,
due 11/15/26	915	915,000
University of Toledo,
Ohio,
due 6/1/32	9,000	9,000,000
Verona, Wisconsin,
Industrial
Development
Revenue,
due 5/1/24	5,500	5,500,000
Virginia College
Building Authority,
due 9/1/18	4,970	4,970,000
Washington State,
due 1/1/09	3,300	3,300,000
Washington State
Housing Finance
Revenue,
due 1/15/38	5,250	5,250,000
Washington State
Public Power Supply,
due 1/1/05	6,700	6,700,000
Washington State
Public Power Supply,
due 7/1/07	9,600	9,600,000
William S. Hart Union
High School District,
California,
due 1/15/25	7,165	7,165,000
Wisconsin Housing &
Economic
Development
Authority, Home
Ownership Revenue,
AMT
due 9/1/35	10,000	10,000,000
Wisconsin State Health
& Educational
Facilities Authority
Revenue,
due 12/1/29	11,900	11,900,000
Wyoming Building
Corporation
Revenue,
due 10/1/18	2,900	2,900,000

		1,007,056,000

Total Investments,
at Amortized Cost	96.1%	$1,455,572,286
Other Assets,
Less Liabilities	3.9	59,680,025

Net Assets	100.0%	$1,515,252,311

AMT — Subject to Alternative Minimum Tax

* Variable rate demand notes have a demand feature under which the Fund could tender them back to the issuer on no more than 7 days notice.

See Notes to Financial Statements.

Tax Free Reserves Portfolio
S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S

August 31, 2004

ASSETS:
Investments, at amortized cost (Note 1A)	$1,455,572,286
Cash	797,505
Receivable for securities sold	77,282,929
Interest receivable	5,079,842

Total Assets	1,538,732,562

LIABILITIES:
Payable for securities purchased	23,011,820
Management fees payable (Note 2)	171,435
Accrued expenses and other liabilities	296,996

Total Liabilities	23,480,251

Total Net Assets	$1,515,252,311

REPRESENTED BY:
Capital paid in excess of par value	$1,515,252,311

See Notes to Financial Statements.

Tax Free Reserves Portfolio
S T A T E M E N T O F O P E R AT I O N S

For the Year Ended August 31, 2004

INTEREST (NOTE 1):		$17,411,962

EXPENSES
Management fee (Note 2)	$3,302,870
Custody and fund accounting fees	343,987
Audit and legal	93,453
Trustees’ fees	81,455
Other	3,389

Total Expenses	3,825,154
Less: management fee waived (Note 2)	(1,342,971)
fees paid indirectly (Note 1D)	(2,519)

Net Expenses		2,479,664

Net Investment Income		14,932,298
Net Realized Loss From Investment Transactions		(43,456)

Increase in Net Assets From Operations		$14,888,842

See Notes to Financial Statements.

Tax Free Reserves Portfolio
S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S

	Years Ended August 31,

	2004	2003

OPERATIONS:
Net investment income	$14,932,298	$17,674,827
Net realized loss	(43,456)	(62,203)

Increase in Net Assets From Operations	14,888,842	17,612,624

CAPITAL TRANSACTIONS:
Proceeds from contributions	6,546,018,606	4,803,864,491
Value of withdrawals	(6,556,217,111)	(4,776,289,886)

Increase (Decrease) in Net Assets
From Capital Transactions	(10,198,505)	27,574,605

Increase in Net Assets	4,690,337	45,187,229

NET ASSETS:
Beginning of year	1,510,561,974	1,465,374,745

End of year	$1,515,252,311	1,510,561,974

See Notes to Financial Statements.

Tax Free Reserves Portfolio
F I N A N C I A L H I G H L I G H T S

		Years Ended August 31,

	2004	2003	2002	2001	2000

Ratios/Supplemental Data:
Net Assets, End of Year
(000’s omitted)	$1,515,252	$1,510,562	$1,465,375	$752,379	$675,492
Ratios to Average Net Assets:
Expenses†	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses after fees paid indirectly	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income	0.90%	1.14%	1.64%	3.48%	3.77%
Total Return	0.91%	1.17%	1.72%	3.56%	3.84%

Note: If the Portfolio’s Manager had not voluntarily waived all or a portion of their fees from the
Portfolio, and the expenses were not reduced for fees paid indirectly, the ratios would have been as follows:

Ratios to Average Net Assets:
Expenses	0.23%	0.24%	0.24%	0.29%	0.29%
Net investment income	0.82%	1.05%	1.55%	3.34%	3.63%

†	The ratio of expenses to average net assets will not exceed 0.15% as a result of a voluntaryexpense limitation, which may be terminated at any time.

See Notes to Financial Statements.

Tax Free Reserves Portfolio

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

1. Organization and Significant Accounting Policies

Tax Free Reserves Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, non-diversified, open-end management investment company, which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue shares of beneficial interest in the Portfolio. Citi Fund Management Inc. (the “Manager”) acts as the Investment Manager.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted acounting principles (”GAAP”):

     A. Valuation of Investments. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Portfolio’s use of amortized cost is subject to the Portfolio’s compliance with certain conditions as specified under the 1940 Act.

     B. Investment Income and Expenses. Investment income consists of interest accrued and discount earned (including both original issue and market discount), adjusted for amortization of premium, on the investments of the Portfolio. Expenses of the Portfolio are accrued daily.

     C. IncomeTaxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so that an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

     D. Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

     E. Use of Estimate. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     F. Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

2. Management Fees

The Manager is responsible for overall management of the Portfolio’s business affairs, and has a Management agreement with the Portfolio. The Manager or an affiliate also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio.

The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at the annual rate of 0.20% of the Funds’ average daily

Tax Free Reserves Portfolio

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S(Continued)

net assets. The management fee amounted to $3,302,870, of which $1,342,971 was voluntarily waived for the year ended August 31, 2004. Such waiver is voluntary and may be terminated at any time at the discretion of the manager.

The Portfolio pays no compensation directly to any Trustee or any officer who is affil-iated with the Manager, all of whom receive remuneration for their services to the Portfolio from the Manager or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Manager or its affiliates.

3. Investment Transactions

Purchases, and maturities and sales of money market instruments, exclusive of securities purchased subject to repurchase agreements, aggregated $13,905,773,658 and $13,935,164,687, respectively, for the year ended August 31, 2004.

4. Federal Income Tax Basis of Investment Securities

The cost of investment securities owned at August 31, 2004, for federal income tax purposes, amounted to $1,455,572,286.

5.Trustee Retirement Plan

The Trustees of the Portfolio have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement ben-efit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the plan. In addition, two other former Trustees received a lump sum payment under the plan during this period. The Portfolio’s allocable share of the expenses of the Plan for the year ended August 31, 2004 was $58,368.

6. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Portfolio’s investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

Tax Free Reserves Portfolio

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (Continued)

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Portfolio. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. The Portfolio did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

Tax Free Reserves Portfolio

R E P O RT  O F  I N D E P E N D E N T  R E G I S T E R E D  P U B L I C
A C C O U N T I N G  F I R M

To the Trustees and Investors of Tax Free Reserves Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax Free Reserves Portfolio (a New York Trust) as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 2000 was audited by other auditors whose report thereon, dated October 4, 2000, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax Free Reserves Portfolio as of August 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 22, 2004

Tax Free Reserves Portfolio

A D D I T I O N A L   I N F O R M AT I O N (Unaudited)

     Information about the Trustees and Officers of the Portfolio can be found on pages 20 through 25 of this report.

INVESTMENT MANAGER	TRUSTEES
(OF TAX FREE RESERVES	Elliott J. Berv
PORTFOLIO)	Donald M. Carlton
Citi Fund Management Inc.	A. Benton Cocanougher
100 First Stamford Place	Mark T. Finn
Stamford, CT 06902	R. Jay Gerken, CFA*
DISTRIBUTOR	Chairman
Citigroup Global Markets Inc.	Stephen Randolph Gross
TRANSFER AGENT	Diana R. Harrington
Citicorp Trust Bank, Fsb.	Susan B. Kerley
125 Broad Street, 11th floor	Alan G. Merten
New York, NY 10004	R. Richardson Pettit
SUB-TRANSFER AGENT	OFFICERS*
PFPC Inc.	R. Jay Gerken, CFA
P.O. Box 9699	President and
Providence, RI 02940-9699	Chief Executive Officer
SUB-TRANSFER AGENT	Andrew B. Shoup
AND CUSTODIAN	Senior Vice President and
State Street Bank and Trust Company	Chief Administrative Officer
225 Franklin Street	Frances M. Guggino
Boston, MA 02110	Chief Financial Officer
INDEPENDENT REGISTERED	and Treasurer
PUBLIC ACCOUNTING FIRM	Andrew Beagley
KPMG LLP	Chief Anti-Money Laundering
757 Third Avenue	Compliance Officer and
New York, NY 10017	Chief Compliance Officer
LEGAL COUNSEL	Wendy S. Setnicka
Bingham McCutchen LLP	Controller
150 Federal Street	Robert I. Frenkel
Boston, MA 02110	Secretary and Chief Legal Officer

______________________
* Affiliated Person of Investment Manager

CitiFunds Institutional Trust

Citi Institutional Tax Free Reserves

The fund is a separate investment fund of CitiFunds Institutional Trust, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the fund voted proxies relating to portfolio securities during the 12 month period ending June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on the fund’s web site at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Citi Institutional Tax Free Reserves.

©2004 Citicorp	Citigroup Global Markets Inc.
CFA/INS TF/804
04-7280

Annual Report

CitiSM Institutional Cash Reserves August 31, 2004

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

T A B L E O F C O N T E N T S

Letter from the Chairman	1

Manager Overview	3

Fund Facts	5

Portfolio at a Glance — Prime Cash Reserves Portfolio	6

Fund Expenses	7

Fund Performance	9

Citi Institutional Cash Reserves

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	21

Additional Information	22

Prime Cash Reserves Portfolio

Schedule of Investments	28

Statement of Assets and Liabilities	30

Statement of Operations	31

Statements of Changes in Net Assets	32

Financial Highlights	33

Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	38

Additional Information	39

L E T T E R   F R O M   T H E   C H A I R M A N

Dear Shareholder,

The Federal Reserve Bank’s (“Fed”) monetary policy committee moved short-term interest rates higher over the 12 months ending August 31, 2004. It raised its target for the federal funds rate[i] from a four-decade low of 1.00% at the start of the period to 1.25% in June, and then increased it again by 0.25% on August 10, 2004. Following the end of the fund’s reporting period, at its September meeting, the Fed once again increased its target for the federal funds rate to 1.75% . Rising interest rates can act as a brake on robust economic growth, helping to maintain a balance between that growth and the inflation that generally can accompany it.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Inflation and job growth picked up during the year. Earlier in the period, the rate of gross domestic product (“GDP”)ii growth rose significantly from its levels in early 2003. Although GDP growth tapered off toward the end of the period versus prior levels within the past year, it remained above its quarterly rate during the first half of last year. Money market yields fluctuated during the year.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citi-group has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, a former employee and a current employee of CAM, relating to the creation, operation and

1

fees of its internal transfer agent unit that serves various CAM-managed funds. Cit-igroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 15, 2004

2

M A N A G E R   O V E R V I E W

Performance Review

As of August 31, 2004, the seven-day current yield for Citi Institutional Cash Reserves Class L was 1.38% and its seven-day effective yield, which reflects compounding, was 1.39% .

Both yields include a voluntary waiver of the management fee and distribution/service fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the seven-day current yield would have been 1.23% and the seven-day effective yield would have been 1.24% . The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the fund is assumed to be reinvested.

KEVIN KENNEDY Portfolio Manager

The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment. Please note that the performance represents past performance, and is no guarantee of future results and yields will vary. In addition, your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

When the period began evidence of an improved economy was already unfolding. However, market participants believed the Fed’s policymaking committee would

CITISM INSTITUTIONAL CASH RESERVES
YIELDS AS OF AUGUST 31, 2004 (Unaudited)

	Seven Day	Seven Day
	Current Yield	Effective Yield

Class L Shares	1.38%	1.39%
Class S Shares	1.23%	1.24%
Class O Shares	1.43%	1.44%
SVB Securities Horizon Shares	1.28%	1.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed may be worth more or less than their original cost. The fund’s yields will vary and performance of other share classes may differ. Please note that your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

All yields for each share class include a voluntary waiver of the management fee and distribution service fees.This waiver may be reduced or terminated at any time. If the full management fee and distribution/service fees had been included, the Class L shares’ seven-day current yield would have been 1.23% and its seven-day effective yield would have been 1.24%, the Class S shares’ seven-day current yield would have been 1.08% and its seven-day effective yield would have been 1.09%, the Class O shares’ seven-day current yield would have been 0.73% and its seven-day effective yield would have been 0.74% and the Class SVB Securities Horizons shares’ seven-day current yield would have been 1.06% and its seven-day effective yield would have been 1.07% .

As of August 31, 2004, there were no outstanding Class I shares.

3

maintain its target interest rate at low levels to help sustain the recovery. This policy stance would help forestall potential deflationary forces as well as keep money market yields near their lows.

In early 2004, broader-based economic indicators continued to reflect a favorable overall outlook though geopolitical concerns remained at the forefront of the U.S. political agenda and added an element of uncertainty to the fixed income markets. Short-term interest rates steadied and the Federal Reserve remained “patient in removing its policy accommodation.”iii Treasury prices benefited from both the Fed’s restraint in raising rates and from demand by foreign central banks.

As the year progressed, rising corporate profits and improved balanced sheets set the groundwork for a sustained recovery. Renewed corporate and consumer spending led to robust output growth and encouraged businesses to hire additional workers. Both consumer and producer prices started to inch higher and earlier fears of defla-tion slowly began to subside. Strong domestic and global demand also put additional upward pressure on commodity prices. Against this backdrop Fed monetary policy was seen as highly accommodative and would need to start moving to a more neutral setting. Recently, Treasury bill yields have moved higher as the recovery has progressed. Supply remains ample, offering investors the opportunity to buy short paper in anticipation of more attractive rates ahead.

In response to the strong economic growth, and in anticipation of the Federal Reserve moving to a more neutral policy, we maintained a moderate maturity stance in the fund. The Fed raised its target for the federal funds rate by 0.25% to 1.25% in June and to 1.50% in August as a countermeasure to the resilient strength of the economy. These were the first rate increases in over four years and were widely anticipated by market participants. The Fed indicated that going forward rates would need to rise at a “measured pace.” At its September meeting, the Fed again raised interest rates by 0.25% to 1.75% forecasting that the recent softness in the economy was temporary in nature.

Thank you for your investment in CitiSM Institutional Cash Reserves. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s and your investment goals.

Sincerely,

Kevin Kennedy
Portfolio Manager

September 15, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice.Views expressed may differ from those of the firm as a whole.

i	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve dis- trict bank charge other banks that need overnight loans.

ii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

iii	Federal Reserve Board (FOMC Statement) March 16, 2004.

4

F U N D   FA C T S

Fund Objective

To provide its shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.

Investment Manager	Dividends
Citi Fund Management Inc.	Declared daily, paid monthly

Commencement of Operations	Capital Gains
Class L shares: October 17, 1997	Distributed annually, if any
Class S shares: October 6, 1999
Class O shares: September 10, 2002
SVB Securities Horizon
Shares: June 1, 2001
Benchmark*
Net Assets as of 8/31/04	• iMoneyNet, Inc.
Class L shares: $672.7 million	AAA-rated 1st Tier Taxable
Class S shares: $475.4 million	Money Market Funds Average
Class O shares: $2,895.8 million
SVB Securities Horizon
Shares: $107.4 million

*	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Citi is a service mark of Citicorp.

5

P R I M E   C A S H   R E S E R V E S   P O R T F O L I O

PORTFOLIO AT A GLANCE (Unaudited)

Investment Breakdown†

February 29, 2004

August 31, 2004

† As a percentage of total investments. Please note that Portfolio holdings are subject to change.

6

F U N D   E X P E N S E S (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2004 and held for the six months ended August 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

		Beginning	Ending	Annualized	Expenses
	Actual	Account	Account	Expense	Paid During
	Total Return(2)	Value	Value	Ratio	the Period(3)

Class L	0.51%	$1,000.00	$1,005.10	0.20%	$1.01

Class S	0.44%	$1,000.00	$1,004.40	0.35%	$1.76

Class O	0.54%	$1,000.00	$1,005.40	0.15%	$0.76

Class SVB	0.46%	$1,000.00	$1,004.60	0.30%	$1.51

(1)	For the six months ended August 31, 2004.

(2)	Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value.

(3)	Expenses (net of voluntary waiver) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

7

F U N D   E X P E N S E S (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class L	5.00%	$1,000.00	$1,024.13	0.20%	$1.02

Class S	5.00%	$1,000.00	$1,023.38	0.35%	$1.78

Class O	5.00%	$1,000.00	$1,024.38	0.15%	$0.76

Class SVB	5.00%	$1,000.00	$1,023.63	0.30%	$1.53

(1)	For the six months ended August 31, 2004.

(2)	Expenses (net of voluntary waiver) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

8

F U N D P E R F O R M A N C E
Total Returns (Unaudited)
	One	Five	Since
All Periods Ended August 31, 2004	Year	Years*	Inception*

Citi Institutional Cash Reserves Class L	0.97%	3.10%	3.69	%#
Citi Institutional Cash Reserves Class S	0.82%	2.94%	3.53	%##
Citi Institutional Cash Reserves Class O	1.02%	N/A	1.13	%###
Citi Institutional Cash Reserves SVB
Securities Horizon Shares (“Class SVB”)	0.87%	N/A	1.04	%####
iMoneyNet, Inc. AAA-rated 1st Tier
Taxable Money Market Funds Average	0.48%	2.62%	3.23	%†

*	Average Total Return	#	Commencement of Operations 10/17/97
†	From 10/31/97	##	Commencement of Operations 10/6/99
		###	Commencement of Operations 9/10/02
		####	Commencement of Operations 6/1/01

7-DayYields	Class L	Class S	Class O	Class SVB
Annualized Current	1.38%	1.23%	1.43%	1.28%
Effective	1.39%	1.24%	1.44%	1.29%

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365 day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield may be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Comparison of 7-Day Yields for Citi Institutional Cash Reserves Class L vs. iMoneyNet, Inc. AAA-rated 1st Tier Taxable Money Market Funds Average

As illustrated, Citi Institutional Cash Reserves Class L shares generally provided an annualized seven-day yield comparable to the iMoneyNet, Inc. AAA-rated 1st Tier Taxable Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund Report™, for the one-year period.

Note: Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.Yields and total returns will fluctuate and past performance is no guarantee of future results.Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund’s returns and yields would have been lower.

9

Citi Institutional Cash Reserves
S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S

August 31, 2004

ASSETS:
Investment in Prime Cash Reserves Portfolio, at value (Note 1A)	$4,153,269,502

LIABILITIES:
Dividends payable	1,433,544
Distribution/Service fee payable (Note 4)	123,613
Management fee payable (Note 3)	106,882
Accrued expenses and other liabilities	300,990

Total Liabilities	1,965,029

Total Net Assets	$4,151,304,473

NET ASSETS:
Par value of shares of beneficial interest
($0.00001 par value, unlimited shares authorized)	$41,513
Capital paid in excess of par value	4,151,262,960

Total Net Assets	$4,151,304,473

Class L Shares:
Net Asset Value, Offering Price and Redemption Price Per Share
($672,666,822 ÷ 672,666,822 shares outstanding)	$1.00

Class S Shares:
Net Asset Value, Offering Price and Redemption Price Per Share
($475,367,773 ÷ 475,367,773 shares outstanding)	$1.00

Class O Shares:
Net Asset Value, Offering Price and Redemption Price Per Share
($2,895,844,178 ÷ 2,895,844,178 shares outstanding)	$1.00

SVB Securities Horizon Shares:
Net Asset Value, Offering Price and Redemption Price Per Share
($107,425,700 ÷ 107,425,700 shares outstanding)	$1.00

See Notes to Financial Statements.

10

Citi Institutional Cash Reserves
S T A T E M E N T O F O P E R AT I O N S

For the Year Ended August 31, 2004

INVESTMENT INCOME (NOTE 1):
Income from Prime Cash Reserves Portfolio	$38,509,621
Allocated net expenses from Prime Cash Reserves Portfolio	(3,272,689)

Total Investment Income		35,236,932

EXPENSES:
Distribution/Service fees (Note 4)	14,172,491
Management fee (Note 3)	3,277,347
Transfer agency services	225,808
Registration fees	207,873
Audit and legal	129,985
Trustees’ fees	61,276
Shareholder communications	45,044
Blue Sky fees	32,632
Custody and fund accounting fees	16,173
Miscellaneous	26,201

Total Expenses	18,194,830
Less: management, distribution/service fees
waived (Notes 3 and 4)	(15,230,339)

Net Expenses		2,964,491

Net Investment Income		$32,272,441

See Notes to Financial Statements.

11

Citi Institutional Cash Reserves
S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S

Years Ended August 31,

2004		2003

FROM INVESTMENT ACTIVITIES:
Net investment income declared as dividends
to shareholders (Note 2):	$32,272,441	$20,113,727

TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST AT NET ASSET VALUE OF $1.00
PER SHARE (Note 5):
Class L Shares:
Net proceeds from sale of shares	9,209,511,830	12,350,470,339
Net asset value of shares issued
for reinvestment of distributions	1,426,400	2,084,774
Cost of shares repurchased	(9,405,579,631)	(12,503,137,373)

Total Class L Shares	(194,641,401)	(150,582,260)

TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST AT NET ASSET VALUE OF $1.00
PER SHARE (Note 5):
Class S Shares:
Net proceeds from sale of shares	1,818,591,411	1,696,673,736
Net asset value of shares issued
for reinvestment of distributions	2,216,588	2,107,390
Cost of shares repurchased	(1,634,481,536)	(1,616,471,904)

Total Class S Shares	186,326,463	82,309,222

TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST AT NET ASSET VALUE OF $1.00
PER SHARE (Note 5):
Class O Shares:
Net proceeds from sale of shares	42,968,266,491	5,762,738,875
Net asset value of shares issued
for reinvestment of distributions	14,688,546	1,549,224
Cost of shares repurchased	(41,325,176,250)	(4,526,222,708)

Total Class O Shares	1,657,778,787	1,238,065,391

TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST AT NET ASSET VALUE OF $1.00
PER SHARE (Note 5):
SVB Securities Horizon Shares:
Net proceeds from sale of shares	259,699,292	403,273,021
Net asset value of shares issued
for reinvestment of distributions	756,805	54,286
Cost of shares repurchased	(271,179,959)	(285,186,850)

Total Class SVB Securities Horizon Shares	(10,723,862)	118,140,457

Increase in Net Assets	1,638,739,987	1,287,932,810

NET ASSETS:
Beginning of year	2,512,564,486	1,224,631,676

End of year	$4,151,304,473	$2,512,564,486

See Notes to Financial Statements.

12

Citi Institutional Cash Reserves
F I N A N C I A L H I G H L I G H T S

	Class L

	Years Ended August 31,

	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Year	$1.00000	$1.00000	$1.00000	$1.00000	$1.00000
Net investment income	0.00963	0.01232	0.01965	0.05288	0.05827
Distributions from
net investment income	(0.00963)	(0.01232)	(0.01965)	(0.05288)	(0.05827)

Net Asset Value, End of Year	$1.00000	$1.00000	$1.00000	$1.00000	$1.00000

Ratios/Supplemental Data:
Net Assets, End of Year
(000’s omitted)	$672,667	$867,308	$1,017,890	$745,455	$496,068
Ratios to Average Net Assets:
Expenses†	0.20%#	0.20%#	0.25%	0.25%	0.25%
Net investment income†	0.96%	1.24%	1.90%	5.17%	5.93%
Total Return	0.97%	1.24%	1.98%	5.42%	5.98%

Note: If the Fund’s Manager and Distributor and the Manager of Prime Cash Reserves Portfolio
(formerly Institutional Reserves Portfolio) had not voluntarily waived all or a portion of their fees from the Fund, net investment income per share and ratios would have been as follows:

Net Investment Income Per Share	$0.00796	$0.00969	$0.01803	$0.05168	$0.05680
Ratios to Average Net Assets:
Expenses†	0.35%	0.42%	0.38%	0.37%	0.40%
Net investment income†	0.81%	1.02%	1.77%	5.05%	5.78%

†	Includes the Fund’s share of Prime Cash Reserves Portfolio (formerly Institutional Reserves
Portfolio) allocated expenses beginning on June 3, 2002.
#	The ratio of expenses to average net assets will not exceed 0.20%, as a result of voluntary expense limitation, which may be terminated at any time.

See Notes to Financial Statements.

13

Citi Institutional Cash Reserves
F I N A N C I A L H I G H L I G H T S

	Class S

					For the Period
	Years Ended August 31,				October 6, 1999†
					to August 31,
	2004	2003	2002	2001	2000

Net Asset Value,
Beginning of Year	$1.00000	$1.00000	$1.00000	$1.00000	$1.00000
Net investment income	0.00814	0.01082	0.01815	0.05137	0.05202
Distributions from net
investment income	(0.00814)	(0.01082)	(0.01815)	(0.05137)	(0.05202)

Net Asset Value,
End of Year	$1.00000	$1.00000	$1.00000	$1.00000	$1.00000

Ratios/Supplemental Data:
Net Assets, End of Year
(000’s omitted)	$475,367	$289,041	$206,732	$83,765	$96,359
Ratios to Average Net Assets:
Expenses‡	0.35%#	0.35%#	0.40%	0.40%	0.40	%*
Net investment income‡	0.82%	1.04%	1.75%	4.97%	5.78	%*
Total Return	0.82%	1.09%	1.83%	5.26%	5.83	%**

Note: If the Fund’s Manager and Distributor and the Manager of Prime Cash Reserves Portfolio
(formerly Institutional Reserves Portfolio) had not voluntarily waived all or a portion of their fees from the Fund, net investment income per share and ratios would have been as follows:

Net Investment Income
Per Share	$0.00684	$0.00864	$0.01720	$0.04994	$0.05074
Ratios to Average Net Assets:
Expenses‡	0.50%	0.57%	0.53%	0.52%	0.55	%*
Net investment income‡	0.67%	0.82%	1.62%	4.85%	5.63	%*

†	Commencement of operations.
‡	Includes the Fund’s share of Prime Cash Reserves Portfolio (formerly Institutional Reserves
Portfolio) allocated expenses beginning on June 3, 2002.
#	The ratio of expenses to average net assets will not exceed 0.35%, as a result of voluntary expense limitation, which may be terminated at any time.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.

14

Citi Institutional Cash Reserves
F I N A N C I A L H I G H L I G H T S

	Class O

		For the Period
	Year Ended	September 10, 2002†
	August 31, 2004	to August 31, 2003

Net Asset Value, Beginning of Year	$1.00000	$1.00000
Net investment income	0.01013	0.01230
Distributions from net investment income	(0.01013)	(0.01230)

Net Asset Value, End of Year	$1.00000	$1.00000

Ratios/Supplemental Data:
Net Assets, End of Year (000’s omitted)	$2,895,844	$1,238,065
Ratios to Average Net Assets:
Expenses‡#	0.15%	0.15	%*
Net investment income‡	1.03%	1.12	%*
Total Return	1.02%	1.22	%**

Note: If the Fund’s Manager and Distributor and the Manager of Prime Cash Reserves Portfolio
(formerly Institutional Reserves Portfolio) had not voluntarily waived all or a portion of their fees from the Fund, net investment income per share and ratios would have been as follows:

Net Investment Income Per Share	$0.00524	$0.00989
Ratios to Average Net Assets:
Expenses‡	0.85%	0.93	%*
Net investment income‡	0.33%	0.35	%*

†	Commencement of operations.
‡	Includes the Fund’s share of Prime Cash Reserves Portfolio (formerly Institutional Reserves
Portfolio) allocated expenses beginning on September 10, 2002.
#	The ratio of expenses to average net assets will not exceed 0.15%, as a result of voluntary expense limitation, which may be terminated at any time.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.

15

Citi Institutional Cash Reserves
F I N A N C I A L H I G H L I G H T S

	SVB Securities Horizon Shares:

	Years Ended August 31,			For the Period
				June 1, 2001† to
	2004	2003	2002	August 31, 2001

Net Asset Value,
Beginning of Year	$1.00000	$1.00000	$1.00000	$1.00000
Net investment income	0.00863	0.00752	0.01016	0.00726
Distributions from
net investment income	(0.00863)	(0.00752)	(0.01016)	(0.00726)

Net Asset Value,
End of Year	$1.00000	$1.00000	$1.00000	$1.00000

Ratios/Supplemental Data:
Net Assets, End of Year
(000’s omitted)	$107,426	$118,150	$9	$36,069
Ratios to Average
Net Assets:
Expenses‡	0.30%#	0.42%	1.20%	1.20	%*
Net investment income‡	0.88%	0.81%	0.95%	3.24	%*
Total Return	0.87%	0.75%	1.02%	2.95	%**

Note: If the Fund’s Manager and Distributor and the Manager of Prime Cash Reserves Portfolio
(formerly Institutional Reserves Portfolio) had not voluntarily waived all or a portion of their fees from the Fund, net investment income per share and ratios would have been as follows:

Net Investment Income
Per Share	$0.00686	$0.00742	$0.00922	$0.00718
Ratios to Average
Net Assets:
Expenses‡	0.52%	0.59%	1.33%	1.47	%*
Net investment income‡	0.66%	0.64%	0.82%	3.14	%*

†	Commencement of operations.
‡	Includes the Fund’s share of Prime Cash Reserves Portfolio (formerly Institutional Reserves
Portfolio) allocated expenses beginning on June 3, 2002.
#	The ratio of expenses to average net assets will not exceed 0.30%, as a result of voluntary expense limitation, which may be terminated at any time.
*	Annualized.
**	Not Annualized.

See Notes to Financial Statements.

16

Citi Institutional Cash Reserves
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

1. Organization and Significant Accounting Policies

Citi Institutional Cash Reserves (the “Fund”) is a separate non-diversified series of CitiFunds Institutional Trust (the “Trust”), which is organized as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, management investment company. On June 3, 2002, the Fund began investing all of its investable assets in Prime Cash Reserves Portfolio (the “Portfolio”), (formerly known as Institutional Reserves Portfolio), a management investment company for which Citi Fund Management Inc. (the “Manager”) serves as investment manager. The value of the investment reflects the Fund’s proportionate interest (approximately 91.8% at August 31, 2004) in the net assets of the Portfolio. Citigroup Global Markets Inc. (“CGM”) is the Fund’s Distributor (the “Distributor”). Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acts as the Fund’s transfer agent.

The Fund offers Class L, Class S, Class O and Class SVB Securities Horizon Shares. Each class has different eligibility requirements and its own combination of charges and fees. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the assets of the Fund if the Fund were liquidated.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”):

     A. Investment Valuation. Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

     B. Investment Income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

     C. Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies, including Sub-chapter M, and to distribute to shareholders all of its net investment income. Accordingly, no provision for federal income or excise tax is necessary.

     D. Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more Funds in a series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

     E. Use of Estimates. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     F. Method of Allocation. All the net investment income of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

17

Citi Institutional Cash Reserves
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (Continued)

2. Dividends

The net income of the Fund is determined once daily, as of 5:00 pm Eastern Time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash on or prior to the last business day of the month.

3. Management Fee

The management fees are computed at an annual rate not to exceed 0.10% of the Fund’s average daily net assets. The management fees paid to the Manager, as compensation for overall investment management services amounted to $3,277,347 of which $2,390,228 was voluntarily waived for the year ended August 31, 2004. The Manager also serves as the Manager for the Portfolio and receives management fees, before any waivers, at an annual rate of 0.10% of the Portfolio’s average daily net assets. Such waiver is voluntary and may be terminated at any time at the discretion of the Manager.

The Trust pays no compensation directly to any Trustee or any officer who is affil-iated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

4. Distribution/Service Fees

The Fund has adopted Service Plans for Class L, Class S, Class O and Class SVB Securities Horizon Shares pursuant to Rule 12b-1 under the 1940 Act in which the Fund pays fees for distribution, sales, marketing and shareholder services at an annual rate of 0.10%, 0.25%, 0.60% and 0.27% of the Fund’s Class L, Class S, Class O and Class SVB Securities Horizon Shares average daily net assets, respectively. The Distribution fee amounted to $751,874 of which $375,857 was voluntarily waived for Class L, $1,032,729 of which $206,546 was voluntarily waived for Class S, $12,153,564, all of which was voluntarily waived for Class O and $234,324 of which $104,144 was voluntarily waived for Class SVB Securities Horizon Shares for the year ended August 31, 2004. Such waiver is voluntary and may be terminated at any time.

5. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

6. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2004	2003

Ordinary income	$32,272,441	$20,113,727

As of August 31, 2004, there were no significant differences between the book and tax components of net assets.

18

Citi Institutional Cash Reserves
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (Continued)

7.Trustee Retirement Plan

The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Bene-fits under the Plan are unfunded. Two former Trustees are currently receiving payments under the plan. In addition two other former Trustees received a lump sum payment under the plan during this period. The Fund’s allocable share of the expenses of the Plan for the year ended August 31, 2004 was $6,396.

8.Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation

19

Citi Institutional Cash Reserves
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (Continued)

for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

20

Citi Institutional Cash Reserves
R E P O R T   O F   I N D E P E N D E N T   R E G I S T E R E D   P U B L I C
A C C O U N T I N G   F I R M

To the Trustees and Shareholders of
Citi Institutional Cash Reserves:

     We have audited the accompanying statement of assets and liabilities of Citi Institutional Cash Reserves of CitiFunds Institutional Trust (the “Trust”) (a Mass-achusetts business trust) as of August 31, 2004, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 2000 were audited by other auditors whose report thereon, dated October 4, 2000, expressed an unqualified opinion on the financial highlights.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Institutional Cash Reserves of CitiFunds Institutional Trust, as of August 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 22, 2004

21

Citi Institutional Cash Reserves
A D D I T I O N A L   I N F O R M A T I O N (Unaudited)

Information about Trustees and Officers The business and affairs of the Citi Institutional Cash Reserves (the “Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling 1-800-451-2010.

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

NON-INTERESTED
TRUSTEES:
Elliott J. Berv	Trustee	Since 2001	President and Chief Operations	36	Board
c/o R. Jay Gerken			Officer, Landmark City (real		Member,
Citigroup Asset			estate development) (since		American
Management (“CAM”)			2002); Executive Vice		Identity Corp.
399 Park Avenue			President and Chief Operations		(doing business
New York, NY 10022			Officer, DigiGym Systems		as Morpheus
Age 61			(on-line personal training		Technologies)
			systems) (since 2001); Chief		(biometric
			Executive Officer, Motocity		information
			USA (motorsport racing)		management)
			(since 2004)		(since 2001;
			Enterprises (internet service		consultant
			company) (from 2000 to		since 1999);
			2001); Consultant, Catalyst		Director,
			(consulting) (since 1984).		Lapoint
Industries
(industrial fil-
ter company)
(since 2002);
Director,
Alzheimer’s
Association
(New England
Chapter)
(since 1998).
Donald M. Carlton	Trustee	Since 2001	Consultant, URS Corporation	31	Director
c/o R. Jay Gerken			(engineering) (since 1999);		Temple-Inland
CAM			former Chief Executive Officer,		(forest prod-
399 Park Avenue			Radian International LLC		ucts) (since
New York, NY 10022			(engineering) (from 1996 to		2003);
Age 67			1998), Member of Management		Director,
			Committee, Signature Science		American
			(research and development)		Electric Power
			(since 2000).		(electric
utility) (since
1999); Director,
Valero Energy
(petroleum
refining)
(1999-2003);
Director,
National
Instruments
Corp. (tech-
nology) (since
1994 ).

22

Citi Institutional Cash Reserves
A D D I T I O N A L   I N F O R M A T I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

A. Benton Cocanougher	Trustee	Since 2001	Interim Chancellor, Texas	31	Former Direc-
c/o R. Jay Gerken			A&M University System		tor, Randall’s
CAM			(since 2003); former Special		Food Markets,
399 Park Avenue			Advisor to the President,		Inc. (from
New York, NY 10022			Texas A&M University		1990 to 1999);
Age 66			(2002-2003); former Dean		former Direc-
			Emeritus and Wiley		tor, First
			Professor, Texas A&M		American
			University (since 2001);		Bank and
			former Dean and Professor of		First American
			Marketing, College and		Savings Bank
			Graduate School of Business		(from 1994 to
			of Texas A & M University		1999).
(from 1987 to 2001).
Mark T. Finn	Trustee	Since 2001	Adjunct Professor, College of	36	None
c/o R. Jay Gerken			William & Mary (since
CAM			2002); Principal/Member,
399 Park Avenue			Balvan Partners (investment
New York, NY 10022			management) (since 2002);
Age 61			Chairman, Chief Executive
and Owner, Vantage
Consulting Group, Inc.
(investment advisory and
consulting firm) (since 1988);
former Vice Chairman and
Chief Operating Officer,
Lindner Asset Management
Company (mutual fund
company) (1999 to 2001);
former President and
Director, Delta Financial, Inc.
(investment advisory firm)
(from 1983 to 1999); former
General Partner and Share-
holder, Greenwich Ventures,
LLC (investment partnership)
(1996 to 2001); former
President, Secretary and
Owner, Phoenix Trading Co.
(commodity trading advisory
firm) (from 1997 to 2000).

23

Citi Institutional Cash Reserves
A D D I T I O N A L   I N F O R M A T I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

Stephen Randolph Gross	Trustee	Since 2001	Partner, Capital Investment	31	Director,
c/o R. Jay Gerken			Advisory Partners (consulting)		United Telesis,
CAM			(since January 2000); former		Inc. (telecom-
399 Park Avenue			Chief Operating Officer,		munications)
New York, NY 10022			General Media Communications		(since 1997);
Age 57			(from March 2003 to August		Director,
			2003); former Managing		eBank.com,
			Director, Fountainhead		Inc. (since
			Ventures, LLC (consulting)		1997); Direc-
			(from 1998 to 2002); former		tor, Andersen
			Secretary, Carint N.A.		Calhoun, Inc.
			(manufacturing) (1988-2002);		(assisted
			former Treasurer, Hank Aaron		living) (since
			Enterprises (fast food franchise)		1987); former
			(from 1985 to 2001); Chairman,		Director,
			HLB Gross, Collins PC		Charter Bank,
			(accounting firm) (since 1979);		Inc. (from
			Treasurer, Coventry Limited,		1987 to 1997);
			Inc. (since 1985).		former Direc-
tor, Yu Save,
Inc. (internet
company)
(from 1998 to
2000); former
Director, Hot-
palm, Inc.
(wireless
applications)
(from 1998 to
2000).
Diana R. Harrington	Trustee	Since 1992	Professor, Babson College	36	None
c/o R. Jay Gerken			(since 1993).
CAM
399 Park Avenue
New York, NY 10022
Age 64
Susan B. Kerley	Trustee	Since 1992	Consultant, Strategic	36	Director,
c/o R. Jay Gerken			Management Advisors,		Eclipse Funds
CAM			LLC (investment consulting)		(currently
399 Park Avenue			(since 1990).		supervises 12
New York, NY10022					investment
Age 53					companies
in fund com-
plex) (since
1990).

24

Citi Institutional Cash Reserves
A D D I T I O N A L   I N F O R M A T I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

Alan G. Merten	Trustee	Since 2001	President, George Mason	31	Former
c/o R. Jay Gerken			University (since 1996).		Director,
CAM					Comshare,
399 Park Avenue					Inc. (informa-
New York, NY 10022					tion technol-
Age 63					ogy) (from
1985 to 2003);
Director,
Digital Net
Holdings, Inc.
(since 2003).
R. Richardson Pettit	Trustee	Since 2001	Professor of Finance,	31	None
c/o R. Jay Gerken			University of Houston
CAM			(from 1977 to 2002);
399 Park Avenue			independent consultant
New York, NY 10022			(since 1984).
Age 62
INTERESTED
TRUSTEE:
R. Jay Gerken, CFA*	Chairman,	Since 2002	Managing Director of	Chairman	N/A
CAM	President,		Citigroup Global Markets	of the
399 Park Avenue	and Chief		(“CGM”) (since 1996);	Board,
New York, NY 10022	Executive		Chairman, President, and	Trustee or
Age 53	Officer		Chief Executive Officer of	Director
			Smith Barney Fund	of 220
Management LLC (“SBFM”),
Travelers Investment
Advisers, Inc. (“TIA”) and
Citi Fund Management Inc.
(“CFM”); President and Chief
Executive Officer of certain
mutual funds associated with
Citigroup Inc. (“Citigroup”);
formerly, Portfolio Manager
of Smith Barney Allocation
Series Inc. (from 1996 to
2001) and Smith Barney
Growth and Income Fund
(from 1996 to 2000).

25

Citi Institutional Cash Reserves
A D D I T I O N A L   I N F O R M A T I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

OFFICERS:
Andrew B. Shoup	Senior	Since 2003	Director of CAM; Chief	N/A	N/A
CAM	Vice		Administrative Officer of
125 Broad Street	President		mutual funds associated with
New York, NY 10004	and		Citigroup; Head of
Age 47	Chief		International Funds
	Adminis-		Administration of CAM (from
	trative		2001 to 2003); Director of
	Officer		Global Funds Administration
of CAM (from 2000 to 2001);
Head of U.S. Citibank Funds
Administration of CAM
(from 1998 to 2000).
Frances M. Guggino	Chief	Since 2004	Vice President of CGM;	N/A	N/A
CAM	Financial		Chief Financial Officer and
125 Broad Street	Officer		Treasurer of certain mutual
New York, NY 10004	and		funds associated with
Age 46	Treasurer		Citigroup; Controller of
certain mutual funds
associated with Citigroup.
Andrew Beagley	Chief	Since 2002	Director of CGM (since 2000);	N/A	N/A
CAM	Anti-		Director of Compliance, North
399 Park Avenue	Money		America, CAM (since 2000);
4th Floor	Laundering		Chief Anti-Money Laundering
New York, NY 10022	Compliance		Compliance Officer, Chief
Age 40	Officer		Compliance Officer and Vice
President of certain mutual
	Chief	Since 2004	funds associated with Citigroup;
	Compliance		Director of Compliance, Europe,
	Officer		the Middle East and Africa,
Citigroup Asset Management
(from 1999 to 2000); Com-
pliance Officer, Salomon
Brothers Asset Management
Limited, Smith Barney Global
Capital Management Inc.,
Salomon Brothers Asset
Management Asia Pacific
Limited (from 1997 to 1999).
Wendy S. Setnicka	Controller	Since 2004	Vice President of CGM;	N/A	N/A
CAM			Controller of certain mutual
125 Broad Street			funds associated with
New York, NY 10004			Citigroup; Assistant Controller
Age 40			of CAM (since 2002).

26

Citi Institutional Cash Reserves
A D D I T I O N A L   I N F O R M A T I O N (Unaudited) (Continued)

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

OFFICERS:
Robert I. Frenkel	Secretary	Since 2000	Managing Director and	N/A	N/A
CAM	Chief	Since 2003	General Counsel, Global
300 First Stamford Place	Legal		Mutual Funds for CAM (since
Stamford, CT 06902	Officer		1994); Secretary of certain
Age 48			mutual funds associated
with Citigroup; Chief Legal
Officer of mutual funds
associated with Citigroup Inc.

*	Mr. Gerken is a Trustee who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Manager and certain of its affiliates.

27

Prime Cash Reserves Portfolio
S C H E D U L E O F I N V E S T M E N T S	August 31, 2004

	Principal
	Amount
Issuer	(000’s omitted)	Value

Certificates of Deposit (Yankee) — 1.7%

BankAmerica Corp.
1.75% due 2/4/05	$75,000	$74,431,250

Commercial Paper — 81.2%

Amstel Funding Corp.
1.79% due 12/30/04	60,950	60,586,332
Aquinas Funding
1.77% due 12/17/04	53,000	52,721,176
Atomium Funding Corp.
1.10% due 9/13/04	40,230	40,215,316
1.50% due 9/20/04	25,000	24,980,208
1.50% due 9/21/04	42,121	42,085,899
Beethoven Funding Corp.
1.60% due 9/27/04	34,730	34,689,868
1.63% due 9/30/04	70,238	70,145,773
Blue Heron Fdg V Ltd.*
1.65% due 2/23/05	75,000	75,000,000
Blue Heron Fdg VII Ltd.*
1.65% due 5/27/05	25,000	25,000,000
Brahms Funding Corp.
1.56% due 9/9/04	60,000	59,979,200
1.59% due 9/14/04	42,642	42,617,516
Bryant Park Funding LLC
1.50% due 9/14/04	35,070	35,051,004
1.50% due 9/15/04	30,069	30,051,460
Caisse D’Amortissement
1.49% due 9/20/04	64,401	64,350,526
Cobbler Funding LLC
1.65% due 10/25/04	75,000	74,814,375
Depfa Bank Europe
1.60% due 11/4/04	50,000	49,857,778
Edison Asset Security
1.49% due 10/1/04	27,900	27,865,358
Eiffel Funding
1.67% due 11/16/04	25,000	24,911,861
Fenway Funding LLC
1.60% due 9/21/04	70,093	70,030,696
Galaxy Funding Inc
1.59% due 11/1/04	75,000	74,797,938
Gemini Securitization LLC
1.53% due 9/13/04	50,000	49,974,500
1.49% due 9/20/04	25,000	24,980,340
General Electric
Cap Corp.
1.11% due 9/3/04	50,000	49,996,917
Georgetown Funding Co.
1.58% due 9/23/04	40,000	39,961,378
1.62% due 9/27/04	100,000	99,883,000
Goldman Sachs Group
1.62% due 11/23/04	50,000	49,813,250
1.72% due 2/22/05*	75,000	75,000,000
Grampian Funding LLC
1.72% due 12/29/04	$30,000	$29,829,433
HBOS Treasury
Services PLC*
1.49% due 9/20/04	50,000	50,000,000
Harrier Financial
Funding US LLC
1.50% due 9/27/04	42,000	41,954,500
1.68% due 11/15/04	50,000	49,825,000
1.75% due 1/25/05	23,000	22,836,764
Harwood Street
Funding LLC
1.57% due 9/20/04	60,196	60,146,120
ING US Funding LLC
1.50% due 9/30/04	60,000	59,927,500
K2 USA LLC*
1.56% due 2/28/05	75,000	74,996,322
Lake Constance
Funding LLC
1.72% due 12/1/04	34,000	33,852,176
Legacy Capital LLC
1.60% due 10/4/04	50,000	49,926,667
LINKS Finance LLC*
1.54% due 3/22/05	60,000	59,995,019
Main Street
Warehouse LLC
1.60% due 9/13/04	50,000	49,973,333
1.58% due 9/15/04	75,500	75,453,610
Mica Funding LLC
1.60% due 9/7/04	47,000	46,987,467
MINTS
1.50% due 9/15/04	50,000	49,970,833
1.57% due 9/15/04	55,000	54,966,419
1.60% due 9/20/04	40,000	39,966,222
NationWide Building
Society
1.09% due 9/10/04	20,000	19,994,550
Nyala Funding LLC
1.70% due 11/15/04	39,238	39,099,032
Park Granada LLC
1.50% due 9/7/04	50,000	49,987,500
1.63% due 11/3/04	50,000	49,857,375
Polonius Inc.
1.75% due 12/15/04	46,382	46,145,259
1.89% due 1/26/05	38,500	38,202,876
Premier Asset*
1.56% due 12/15/04	45,000	44,996,076
1.57% due 2/15/05	50,000	49,997,694
Rabobank Nederland*
1.71% due 12/31/04	50,000	50,000,000
Regency Markets LLC
1.51% due 9/30/04	60,000	59,927,017
Scaldis Cap Ltd.
1.60% due 11/15/04	45,299	45,148,003

28

Prime Cash Reserves Portfolio
S C H E D U L E O F I N V E S T M E N T S (Continued)	August 31, 2004

	Principal
	Amount
Issuer	(000’s omitted)	Value

Commercial Paper — (cont’d.)
Sigma Finance Inc.
1.74% due 12/13/04	$30,000	$29,850,650
1.56% due 1/28/05*	70,000	69,995,676
Societe Generale
North America
1.08% due 11/10/04	29,500	29,438,050
Solitaire Funding LLC
1.50% due 9/17/04	50,000	49,966,667
ST Germain Holdings Ltd.
1.55% due 9/21/04	30,000	29,974,167
1.64% due 10/26/04	75,000	74,812,083
Stanfield Victoria
Finance Ltd.
1.50% due 9/13/04	30,000	29,985,000
1.75% due 11/22/04	32,000	31,872,444
1.56% due 3/10/05*	50,000	49,994,795
Surrey Funding Corp.
1.52% due 9/14/04	68,180	68,142,577
Tasman Funding Inc.
1.54% due 9/10/04	43,000	42,983,445
1.54% due 9/17/04	50,000	49,965,778
Thunder Bay
Funding Corp.
1.51% due 9/1/04	72,024	72,024,000
1.60% due 10/20/04	32,918	32,846,312
Ticonderoga Funding LLC
1.54% due 9/22/04	50,000	49,955,083
Victory Receivables Corp.
1.52% due 9/8/04	70,151	70,130,266
1.75% due 11/19/04	75,785	75,493,964
Whistlejacket Capital Ltd.
1.50% due 9/30/04	15,219	15,200,610
1.52% due 9/30/04	30,100	30,063,144
1.57% due 4/25/05*	35,000	34,996,419
White Pine Finance LLC*
1.70% due 1/7/05	23,360	23,218,802

		3,674,234,368

Master Notes — 3.1%

Merrill Lynch & Co., Inc.
1.71% due 9/1/04	90,000	90,000,000
Morgan Stanley
1.76% due 9/1/04	50,000	50,000,000

		140,000,000

Time Deposits — 9.6%

Danske Corp. 3/A3
Series B
1.11% due 12/3/04	$17,554	$17,503,664
Keybank National
Association Grand
Cayman
1.44% due 9/1/04	215,010	215,010,000
State Street
Cayman Islands
1.42% due 9/1/04	200,000	200,000,000

		432,513,664

U.S. Gov’t Agency Discount Notes — 4.4%

Federal Home
Loan Mortgage
1.25% due 12/6/04	60,000	59,800,800
Federal National
Mortgage Association
1.57% due 4/28/05	70,000	69,993,074
1.47% due 10/3/05	71,000	70,949,617

		200,743,491

Total Investments, at
Amortized Cost	100.0%	4,521,922,773
Other Assets,
Less Liabilities	0.0	469,446

Net Assets	100.0%	$4,522,392,219

* Variable interest rate—subject to periodic change.

See Notes to Financial Statements.

29

Prime Cash Reserves Portfolio
S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S
August 31, 2004

ASSETS:
Investments, at amortized cost (Note 1A)	$4,521,922,773
Cash	560
Interest receivable	1,094,123

Total Assets	4,523,017,456

LIABILITIES:
Management fees payable (Note 2)	278,881
Accrued expenses and other liabilities	346,356

Total Liabilities	625,237

Total Net Assets	$4,522,392,219

REPRESENTED BY:
Capital paid in excess of beneficial interest	$4,522,392,219

See Notes to Financial Statements.

30

Prime Cash Reserves Portfolio
S T A T E M E N T O F O P E R A T I O N S
For the Year Ended August 31, 2004

INVESTMENT INCOME (NOTE 1):		$42,966,645

EXPENSES:
Management fee (Note 2)	$3,649,809
Custody and fund accounting fees	731,428
Trustees’ fees	140,388
Audit and legal	98,093
Miscellaneous	4,271

Total Expenses	4,623,989
Less: management fees waived (Note 2)	(968,038)
fees paid indirectly (Note 1F)	(197)

Net Expenses		3,655,754

Net Investment Income		$39,310,891

See Notes to Financial Statements.

31

Prime Cash Reserves Portfolio
S T A T E M E N T O F C H A N G E S I N N E T A S S E T S

	Years Ended August 31,

	2004	2003

OPERATIONS:
Net investment income	$39,310,891	$23,827,187

CAPITAL TRANSACTIONS:
Proceeds from contributions	17,256,016,462	10,135,347,564
Value of withdrawals	(15,458,994,768)	(8,699,330,681)

Increase in Net Assets From Capital Transactions	1,797,021,694	1,436,016,883

Increase in Net Assets	1,836,332,585	1,459,844,070

NET ASSETS:
Beginning of year	2,686,059,634	1,226,215,564

End of year	$4,522,392,219	$2,686,059,634

See Notes to Financial Statements.

32

Prime Cash Reserves Portfolio
F I N A N C I A L H I G H L I G H T S

	Years Ended August 31,		For the Period
			June 3, 2002† to
	2004	2003	August 31, 2002

Ratios/Supplemental Data:
Net Assets, End of Year
(000’s omitted)	$4,522,392	$2,686,060	$1,226,216
Ratios to Average Net Assets:
Expenses	0.10%	0.11%	0.15	%*
Net investment income	1.08%	1.27%	1.77	%*
Total Return	1.07%	1.33%	2.08	%**

Note: If the Portfolio’s Manager had not voluntarily waived all or a portion of its fees from the Portfo-
lio, the ratios would have been as follows:

Ratios to Average Net Assets:
Expenses	0.13%	0.19%	0.20	%*
Net investment income	1.05%	1.19%	1.72	%*

†	Commencement of operations.
*	Annualized.
**	Not Annualized

See Notes to Financial Statements.

33

Prime Cash Reserves Portfolio
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

1. Significant Accounting Policies

Institutional Reserves Portfolio which changed its name to Prime Cash Reserves Portfolio (the “Portfolio”) on February 27, 2004, is a separate series of Institutional Portfolio (the Trust). The Trust is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”) as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Citi Fund Management Inc. (the “Manager”) acts as the Investment Manager.

The preparation of financial statements in accordance with United States of Amer-ica generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following are significant accounting policies consistently followed by the Portfolio are in conformity with GAAP:

     A.Valuation of Investments Money market instruments are valued at amortized cost, in accordance with the 1940 Act. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified under the 1940 Act.

     B. Investment Income and Expenses Investment income consists of interest accrued and discount earned (including both original issue and market discount), adjusted for amortization of premium, on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the Manager.

     C. Income Taxes The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

     D. Repurchase Agreements It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank’s vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreements’ underlying investments to ensure the existence of a proper level of collateral.

     E. Other Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

34

Prime Cash Reserves Portfolio
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (Continued)

     F. Fees Paid Indirectly The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

2. Management Fees

The Manager is responsible for overall management of the Portfolio, business affairs, and has a Management Agreement with the Portfolio. The Manager or an affiliate also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio.

The management fees paid to the Manager are accrued daily and payable monthly. The management fees are computed at an annual rate of 0.10% of the Portfolio’s average daily net assets. The management fees amounted to $3,649,809 of which $968,038 was voluntarily waived for the year ended August 31, 2004. Such waiver is voluntarily and may be terminated at any time at the discretion of the Manager.

The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Manager or its affiliates.

3. Investment Transactions

Purchases and maturities and sales of money market instruments aggregated $151,629,525,725 and $149,822,305,569, respectively, for the year ended August 31, 2004.

4. Federal Income Tax Basis of Investment Securities

The tax cost of investment securities owned at August 31, 2004, for federal income tax purposes, amounted to $4,521,922,773.

5.Trustee Retirement Plan

The Trustees of the Portfolio have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the

35

Prime Cash Reserves Portfolio
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (Continued)

Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the plan. In addition two other former Trustees received a lump sum payment under the plan during this period. The Portfolio’s allocable share of the expenses of the Plan for the year ended August 31, 2004 was $54,300.

6.Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Portfolio’s investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Portfolio. As previously disclosed, CAM has already agreed to pay the applic-

36

Prime Cash Reserves Portfolio
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (Continued)

able funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

The Portfolio did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

37

Prime Cash Reserves Portfolio
R E P O R T   O F   I N D E P E N D E N T   R E G I S T E R E D   P U B L I C
A C C O U N T I N G   F I R M

To the Trustees and Investors of
Prime Cash Reserves Portfolio:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prime Cash Reserves Portfolio (formerly Institutional Reserves Portfolio) of Institutional Portfolios (the “Trust”) (a New York Trust) as of August 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from June 3, 2002 (commencement of operations) to August 31, 2002. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and sig-nificant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Cash Reserves Portfolio of Institutional Portfolios as of August 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from June 3, 2002 (commencement of operations) to August 31, 2002 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 22, 2004

38

Prime Cash Reserves Portfolio
A D D I T I O N A L   I N F O R M A T I O N (Unaudited)

Information about the Trustees and Officers of the Portfolio can be found on pages 22 through 27 of this report.

39

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INVESTMENT MANAGER	TRUSTEES
(OF PRIME CASH	Elliott J. Berv
RESERVES PORTFOLIO)	Donald M. Carlton
Citi Fund Management Inc.	A. Benton Cocanougher
100 First Stamford Place	Mark T. Finn
Stamford, CT 06902	R. Jay Gerken, CFA*
Chairman
DISTRIBUTOR	Stephen Randolph Gross
Citigroup Global Markets Inc.	Diana R. Harrington
Susan B. Kerley
TRANSFER AGENT	Alan G. Merten
Citicorp Trust Bank, fsb.	R. Richardson Pettit
125 Broad Street, 11th Floor
New York, NY 10004	OFFICERS*
R. Jay Gerken, CFA
SUB-TRANSFER AGENT	President and
PFPC Inc.	Chief Executive Officer
P.O. Box 9699
Providence, RI	Andrew B. Shoup
02940-9699	Senior Vice President and
Chief Administrative Officer
SUB-TRANSFER AGENT
AND CUSTODIAN	Frances M. Guggino
State Street Bank and Trust Company	Chief Financial Officer
225 Franklin Street	and Treasurer
Boston, MA 02110
Andrew Beagley
INDEPENDENT REGISTERED	Chief Anti-Money Laundering
PUBLIC ACCOUNTING FIRM	Compliance Officer and
KPMG	Chief Compliance Officer
757 Third Avenue
New York, NY 10017	Wendy S. Setnicka
Controller
LEGAL COUNSEL
Bingham McCutchen LLP	Robert I. Frenkel
150 Federal Street	Secretary and
Boston, MA 02110	Chief Legal Officer

*Affiliated Person of Investment Manager

CitiFunds Institutional Trust

CitiSM Institutional Cash Reserves

The fund is a separate investment fund of CitiFunds Institutional Trust, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the fund voted proxies relating to portfolio securities during the 12 month period ending June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on the fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Citi Institutional Cash Reserves.

©2004 Citicorp	CFA/INS.CR/804
04-7269

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees of the registrant has determined that Jane F.
         Dasher, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form
         N-CSR to qualify as an "audit committee financial expert," and has designated Ms. Dasher as the Audit Committee's financial expert. Ms.
         Dasher is an "independent" Trustee pursuant to paragraph (a)(2) of Item
         3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services

(a)      Audit Fees for the CitiFunds Institutional Trust of $53,750 and $53,750
         for the years ended 8/31/04 and 8/31/03.

(b)      Audit-Related Fees for the CitiFunds Institutional Trust of $0 and $0
         for the years ended 8/31/04 and 8/31/03.

(c)      Tax Fees for CitiFunds Institutional Trust of $7,600 and $7,600 for the
         years ended 8/31/04 and 8/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to CitiFunds
         Institutional Trust

(d)      All Other Fees for CitiFunds Institutional Trust of $0 and $0 for the
         years ended 8/31/04 and 8/31/03.

(e)      (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

         The Charter for the Audit Committee (the "Committee") of the Board of
         each registered investment company (the "Fund") advised by Smith Barney
         Fund Management LLC or Salomon Brothers Asset Management Inc or one of
         their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered
         Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

         The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the
         Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the

         Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v)
         internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting
         Oversight Board determines, by regulation, is impermissible.

         Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund
         ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a)
         the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the
         Committee (or its delegate(s)) prior to the completion of the audit.

         (2) For the CitiFunds Institutional Trust , the percentage of fees that were approved by the audit committee, with respect to: Audit-Related
         Fees were 100% and 100% for the years ended 8/31/04 and 8/31/03; Tax
         Fees were 100% and 100% for the years ended 8/31/04 and 8/31/03; and
         Other Fees were 100% and 100% for the years ended 8/31/04 and 8/31/03.

(f)      N/A

(g)      Non-audit fees billed by the Accountant for services rendered to
         CitiFunds Institutional Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to CitiFunds Institutional Trust were $2.8 million and $6.4 million for the years ended 8/31/04 and 8/31/03.

(h)      Yes. The CitiFunds Institutional Trust's Audit Committee has considered whether the provision of non-audit services that were rendered to
         Service Affiliates which were not pre-approved(not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the CitiFunds
         Institutional Trust or to Service Affiliates which were required to be pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
         MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a)      The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company
         Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the
         1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act)
         that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report)
         that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

         (a)(1) Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b) Attached hereto.

         Exhibit 99.CERT           Certifications pursuant to section 302 of
                                   the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT        Certifications pursuant to Section 906 of
                                   the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

CITIFUNDS INSTITUTIONAL TRUST

By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      CITIFUNDS INSTITUTIONAL TRUST

Date: November 9, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      CITIFUNDS INSTITUTIONAL TRUST

Date: November 9, 2004

By:   /s/ FRANCES M. GUGGINO
      (FRANCES M. GUGGINO)
      Chief Financial Officer of
      CITIFUNDS INSTITUTIONAL TRUST

Date: November 9, 2004